UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS/A

AMENDMENT NO. 1

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-9010

Transamerica Investors, Inc.

(Exact name of registrant as specified in charter)

1150 South Olive, Los Angeles, CA 90015

(Address of principal executive offices)

Ann Marie Swanson

Vice President and Legal Counsel

Transamerica Investment Management, LLC

(Name and address of agent for service)

Copies to:

Registrant’s telephone number, including area code: (213) 742-4141

Date of fiscal year end: December 31, 2002

Date of reporting period: January 1, 2003–June 30, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

I am pleased to present the 2003 Semi-Annual Report for the Transamerica Premier Funds. The first six months of 2003 were a highly productive period for the Funds, which posted positive returns across the board.

As anticipated, the slow but tenacious economic expansion that began in early 2002 continued in this period, providing the fuel for stronger corporate profits. Although the profitability improvements were by no means universal and, in many cases, were hampered by the prelude to war and the attendant uncertainty, reports of rising earnings, combined with record low interest rates, greatly enhanced investor confidence in equities. The Standard & Poor’s 500 Index advanced 11.76% through June 30, led by previously downtrodden industries like technology and telecommunications.

For the fixed-income investors, the period presented rare challenges and opportunities. Historically low interest rates resulted in razor-thin yields for the highest-quality securities like Treasury bonds. At the same time, the improving picture for corporate profits boded well for corporate bonds — both investment grade and high-yield — which outperformed government securities by a considerable margin. The ascendancy of corporate bonds helped our fixed-income funds, which generally have above-average weighting in quality corporate debentures, deliver solid, often benchmark-beating total returns.

We continue to expect unhurried economic growth that will, ultimately, boost profits across a wide swath of corporate America. However, we are not convinced that the time has arrived for all sectors; overcapacity and poor pricing power remain salient issues in a number of industries, including those the led the first-half market rally. Thus, as you will see in many of the equity-fund reports that follow, we remain strongly committed to owning companies that with the inherent strengths to stand tall if the current wave of investor confidence recedes. On the fixed-income side, we have prepared the funds for a gradual increase in interest rates that may well occur as the economy continues its steady march forward. The bottom line: We believe that, as always, the funds are well positioned to achieve superior long-term total returns.

Finally, on behalf of your portfolio managers and all of us at Transamerica, I would like to thank you for your continued investment in the Premier Funds.

Sincerely,

Gary U. Rollé

President

page	1	TRANSAMERICA PREMIER FUNDS	2003 SEMI-ANNUAL REPORT

Summary

Aggressive economic stimulus in the form of low interest rates, tax cuts, and a weak dollar will continue to be key sources of support for the economy, while consumer and business confidence continues to improve. With the end of the war in Iraq, the economy is well positioned to extend the recovery of the second quarter. Consumer spending will remain strong, and business spending will pick up.

A brightening economic outlook, an improved earnings outlook, and low interest rates support a cyclical rebound for the economy and provide the prospect of attractive returns for the long-term investor.

Consumer Spending

Consumer spending remains the most important factor supporting the economic recovery. With consumer confidence on the rise, spending levels can be maintained and even increased. Consumer confidence rose during the second quarter as the war drew to a close, and is expected to further rise due to tax cuts, the recovery in the stock market, and an anticipated labor market recovery. A rising stock market is a leading indicator of economic recovery, and is expected to contribute to the “wealth effect” in which consumers feel richer and spend more because their stock portfolios have appreciated.

Low mortgage rates will continue to be a key source of strength for the economy. Demand for mortgages remains at near record highs, supporting lower monthly payments, faster reduction in indebtedness, and record home sales. Lower monthly payments and indebtedness support increased consumer spending by increasing disposable personal income, while home sales fuel further spending on home furnishings.

Although mortgage rates have risen slightly since the end of the second quarter, the pipeline of new mortgages still being processed during the third quarter should provide continued support to the economy for a few months to come. Spending to furnish and fix up homes recently purchased will also provide continued support.

The weak labor market, which has been a source of concern for the consumer, is demonstrating encouraging signs of stabilizing. Although the 6.4% unemployment rate set in June was disconcerting, unemployment tends to spike up with increases in the labor force (defined as those who are employed as well as those who are looking for jobs). The labor force has increased in the last two months, suggesting that workers who had given up on finding a job are reentering the labor force as the prospects for getting hired improve. Temporary worker employment has grown for two months in a row, suggesting a rising demand for labor. Headline-grabbing layoff announcements have declined. Most importantly, unemployment is a lagging indicator, since layoffs are generally responses to past conditions.

Capital Spending

Capital spending, the weakest component of the economic recovery thus far, is expected to pick up in the second half of the year. Pent-up demand from postponed purchases, higher tax depreciation rates, low interest rates, and increased business confidence should drive an increase. Even sectors burdened with excess capacity such as the airlines are finding that improved technology or more efficient capacity justifies the cost of upgrading.

An increase in expected earnings is a positive for the economy as it tends to lead to increased capital expenditures. Recent business confidence indicators confirm that this trend is in place. According to the Conference Board, a survey of 100 CEO’s at major U.S. companies found that confidence was at the highest level in a year, with 65% expecting earnings to rise in the second half.

Early evidence suggests that these incentives are effective in raising the rate of capital spending. Recent increases in ad spending, hotel and airline revenues (suggesting increased business travel), and mergers and acquisition activity all indicate that corporate budgets have expanded in response to a brightening outlook.

Government Spending

The passage of the $350 billion tax cut package will immediately benefit the economy by increasing consumer discretionary income and providing incentives for business spending. A major component of this cut for the consumer will be an immediate acceleration of the tax cuts that had been scheduled for later this decade into 2003. In addition, an estimated 25 million families will receive child tax credit checks of up to $400 per child beginning in July. For investors, a capital gains and dividend tax cut will stimulate investing behavior.

For the small business, an increase in the depreciation rate for newly purchased assets will increase the propensity to spend by providing a way to reduce the tax bill.

Spending at the state level remains constrained from mounting deficits resulting from lower tax revenues. The newly enacted federal tax cut plan provides a relatively paltry $20 billion to state and local governments over the next two years for a variety of programs, insufficient to fully offset the increased deficits most states have experienced in recent quarters.

International

The U.S. economy continues to lead the global economy with its accelerating growth, while growth in the rest of the world remains anemic. World economies are constrained by structural rigidities (Europe) or political instability (Latin America) and held back further by a weak dollar. The U.S. dollar has weakened against many of its trading partners’ currencies,

TRANSAMERICA PREMIER FUNDS	2003 SEMI-ANNUAL REPORT	page	2

depreciating 13.9% versus the euro and 11.2% versus the Canadian dollar in the six month period ended June 30.

This benefits the U.S. economy by making our exports more price-competitive in the global marketplace. The strong dollar of past years has also favored U.S. based exporters to become extremely competitive; now they stand to reap the gains. Conversely, this is a negative to most of Europe and Asia (excluding China), as their exports become less price-competitive in the global marketplace.

Europe, with an economy weaker than that of the U.S. and with a much higher unemployment rate, can hardly afford the restraining influence of a strong euro. Although the ECB’s (European Central Bank) mandate is to contain inflation rather than to stimulate the economy, the strength of the euro forced it to cut rates 50 basis points on June 5 to 2.0%.

In contrast to the rest of the world, China is expected to deliver annualized GDP growth exceeding 8.0%. As the SARS outbreak subsided during the second quarter, growth resumed its torrid pace. The Chinese economy is being fueled by domestic consumer demand and demand for Chinese exports. A weak Chinese currency resulting from a fixed peg to the dollar is stimulating demand for an increasing volume of Chinese exports. This is having a depressing impact on the economies of other export-reliant Asian countries, which were already having a difficult time competing against the low cost Chinese manufacturing base.

Inflation

Core inflation remains low with the CPI (Consumer Price Index), excluding the volatile food and energy components, measuring 1.5% on a year-over-year basis. Inflation is expected to remain tame given excess capacity in the global economy, global competition, and limited pricing power.

Interest Rates

With few inflationary pressures on the immediate horizon, and with the risks of inflation better understood and controlled than that of deflation, the Federal Reserve (the “Fed”) lowered the federal funds rate 25 basis points on June 25 to 1.0%, a 45-year low. Historically, the Fed has not raised the federal funds rate until unemployment has clearly declined. With the labor market still anemic, the Fed is not expected to raise rates until the end of 2003 at the earliest.

During the second quarter, Treasury yields hit lows not experienced in decades on deflation concerns and with the backdrop of an accommodative Federal Reserve. Aggressive and timely policy responses on both the fiscal and monetary fronts are expected to be successful in fending off any deflation. Furthermore, expansion of the fiscal deficit will lead to an increase in Treasury bond issuance, pressuring yields upwards. As a result, Treasury yields are unlikely to drop further, although they are expected to remain within the range of the lower yields set in recent years.

Stock Market

In the second quarter, stocks staged the strongest quarterly returns in years, with the Standard & Poor’s 500 Index (“S&P 500”) and NASDAQ returning 15.4% and 21.1%, respectively. With a supportive economic backdrop, low rates, and expected profitability rising, current stock levels should be sustainable and continue to have upside.

Current valuations are supported by low interest rates, high dividend yields, and an improvement in earnings and earnings quality. With minimal inflationary pressures, rates should remain low, supporting above average price-to-earnings ratios. The dividend yield of the S&P 500 remains high relative to Treasury yields on a historical basis, with the S&P 500’s after tax dividend yield even more attractive once the new dividend tax cut is factored in. Anticipated revenue increases will be a much more potent source of earnings growth than cost-cutting has been, resulting in greater profitability growth. Finally, earnings transparency has been on the upswing as a result of the increased emphasis on corporate governance and accounting transparency.

Technical indicators confirm that a sustainable stock market rally has taken hold. Margin debt is on the increase, having risen in seven out of the last eight months. With margin debt outstanding substantially below the peak reached in the spring of 2000 there is plenty of room for increase. The increase in hostile takeover activity suggests that valuations have bottomed out and represent value to the potential acquirers.

Money supply has been on a positive trend, with M3 (a broad measure of money supply which includes cash, checking and savings deposits, and money market funds) up 7.1% for the six month period ended June 30. This is money that has to either be spent, benefiting the economy, or invested, benefiting the market. With money market funds yielding less than 1.0%, bond yields at historic lows, and real estate at newly appreciated levels, stock market valuations look reasonable for the long-term investor.

Conclusion

As a result of the end of the war, aggressive monetary and fiscal stimulus, and a weak dollar, economic fundamentals are improving. Consumer spending is expected to remain strong while the industrial sector picks up momentum. As is typical in the early stages of a recovery, economic indicators are somewhat mixed. Historically, periods of economic uncertainty present the best opportunities for attractively priced shares. With fundamental and technical indicators in place for a sustainable stock rally, the stock market offers the prospect of attractive returns to the long-term investor.

page	3	TRANSAMERICA PREMIER FUNDS	2003 SEMI-	ANNUAL REPORT

TRANSAMERICA PREMIER CORE EQUITY FUND

Co-Portfolio Managers: Daniel J. Prislin, Gary U. Rollé, Portfolio Manager: Jeffrey S. Van Harte

Fund Performance

The Transamerica Premier Core Equity Fund (Investor Class) generated a total return of 8.68% for the six months ended June 30, 2003, underperforming the S&P 500 Index, which returned 11.76% for the period. The Fund’s lagging performance was largely because we do not invest in highly speculative securities.

Market Review

The theme in the first three months of the year was war and uncertainty. The equity markets retreated until the U.S. led military coalition headed for Baghdad, and then rebounded in anticipation of a short-lived conflict. The second quarter was marked by an expectation of an improving economy. Despite a steady stream of inconclusive data — seemingly indicating more of the same nearly undetectable expansion we have seen for 18 months — the markets heralded the end of war in Iraq and positive earnings announcements as though robust economic growth were a reality.

Portfolio Strategy

The Fund comprises stocks with high-quality, free cash-generating, competitively advantaged companies poised to benefit from strong fundamental or secular change. Our holdings are anything but the highly speculative securities that the market favored. Nonetheless, it rewarded them handsomely, with many total returns of 20% or higher. Making the largest contribution to performance was Skillsoft, PLC, a rare example of a high-quality technology company. Skillsoft is the top competitor in the area of online corporate training and education. Others that contributed positively for the six-month period were Echostar Communications and DeVry.

Offsetting these gains were losses for Investment Technology Group, Inc. and Safeway. Due to sharp downturns in trading volumes and pricing pressure we sold our position in Investment Technology Group, Inc. We also sold our shares of Safeway where management seems unable to bring a deteriorating situation under control.

Going Forward

Looking ahead, we do not expect the market rally to continue at anything near the pace of the second quarter, since it was not founded on solid economic gains or sustainable earnings growth. While the much anticipated economic advances may materialize in the second half, they are likely to be limited; overcapacity is still a problem and will keep a tight rein on economic expansion. We believe that the stocks we own can benefit from the largely confidence-induced rally but also hold their own when it fades.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

TRANSAMERICA PREMIER CORE EQUITY FUND WITH THE S&P 500 INDEX**

Total Returns As of June 30, 2003	Average Annual Total Return
	One Year	Five Years	Since Inception*

Investor Class	–2.63%	0.74%	0.14%

Class A	–2.64%	0.65%	0.05%

S&P 500 Index	0.25%	–1.61%	–0.92%

The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”) consists of 500 widely held, publicly traded common stocks. The S&P 500 does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

*	Investor Class — March 31, 1998. Class A — June 30, 1998; average annual returns are based on the April 1, 1998 commencement date for the Investor Class.

**	Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through June 30, 2003.

Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

TRANSAMERICA PREMIER FUNDS	2003 SEMI-ANNUAL REPORT	page	4

TRANSAMERICA PREMIER CORE EQUITY FUND

Schedule of Investments — June 30, 2003 (Unaudited)

	Shares	Market Value

COMMON STOCKS — 88.0%
Aerospace & Defense — 0.6%
Lockheed Martin Corporation	2,000	$95,140

Auto Components — 3.8%
BorgWarner, Inc.	5,000	322,000
Delphi Corporation	30,000	258,900

		580,900

Automobiles — 1.8%
Harley-Davidson, Inc.	7,000	279,020

Banks — 2.1%
Wells Fargo Company	6,500	327,600

Biotechnology — 3.6%
Amgen, Inc.[a]	5,000	334,900
Genentech, Inc.[a]	3,000	216,360

		551,260

Building Products — 1.4%
American Standard Companies, Inc.[a]	3,000	221,790

Commercial Services & Supplies — 5.0%
Avery Dennison Corporation	2,000	100,400
First Data Corporation	7,000	290,080
SeviceMaster Company	36,000	385,200

		775,680

Communications Equipment — 1.2%
QUALCOMM, Inc.	5,000	178,750

Computers & Peripherals — 1.7%
Diebold, Inc.	6,000	259,500

Construction & Engineering — 2.2%
Jacobs Engineering Group, Inc.[a]	8,000	337,200

Containers & Packaging — 1.9%
Packaging Corporation of America[a]	16,000	294,880

Diversified Financials — 3.4%
BARRA, Inc.[a]	9,000	321,300
BlackRock, Inc.[a]	2,000	90,080
State Street Corporation	3,000	118,200

		529,580

Diversified Telecommunications Services — 3.3%
Cox Communications, Inc., Class Aa	16,000	510,400

Electrical Equipment — 2.1%
Hubbell, Inc., Class B	10,000	331,000

Food & Drug Retailing — 0.5%
Kroger Company[a]	5,000	83,400

Healthcare Providers & Services — 1.6%
Wellpoint Health Networks, Inc.[a]	3,000	252,900

Hotels, Restaurants & Leisure — 3.5%
Ihop Corporation	9,500	299,915
MGM Mirage, Inc.[a]	7,000	239,260

		539,175

	Shares	Market Value

Household Durables — 1.3%
American Greetings Corporation	10,000	$196,400

Insurance — 1.6%
Berkshire Hathaway, Inc., Class Ba	100	243,000

Internet Software & Services — 1.9%
Gtech Holdings Corporation	8,000	301,200

Leisure Equipment & Products — 1.1%
Mattel, Inc.	9,000	170,280

Machinery — 7.9%
Caterpillar, Inc.	6,000	333,960
Illinois Tool Works, Inc.	5,000	329,250
Kennametal, Inc.	6,000	203,040
PACCAR, Inc.	5,250	353,955

		1,220,205

Media — 10.7%
Clear Channel Communications, Inc.[a]	15,000	635,850
EchoStar Communications Corporation, Class Aa	10,000	346,200
Liberty Media Corporation, Series Aa	30,000	346,800
McGraw-Hill Companies, Inc.	3,000	186,000
Viacom, Inc.[a]	3,000	130,980

		1,645,830

Multiline Retail — 1.0%
Wal-Mart Stores, Inc.	3,000	161,010

Pharmaceuticals — 0.7%
Pfizer, Inc.	3,000	102,450

Real Estate — 3.7%
Plum Creek Timber Company, Inc.	22,000	570,900

Retail — 1.9%
TJX Companies, Inc.	15,500	292,020

Road & Rail — 2.3%
Union Pacific Corporation	6,000	348,120

School — 1.8%
DeVry, Inc.[a]	12,000	279,480

Semiconductor Equipment & Products — 0.7%
Intel Corporation	5,000	103,920

Software — 2.5%
Microsoft Corporation	3,000	76,830
SkillSoft PLC, ADR[a]	60,000	303,000

		379,830

Specialty Retail — 5.5%
Lowe’s Companies, Inc.	5,500	236,225
RadioShack Corporation	12,000	315,720
Staples, Inc.[a]	16,000	293,600

		845,545

Trading Companies & Distributors — 0.9%
W.W. Grainger, Inc.	3,000	140,280

See notes to financial statements

page	5	TRANSAMERICA PREMIER FUNDS	2003 SEMI-ANNUAL REPORT

TRANSAMERICA PREMIER CORE EQUITY FUND (CONCLUDED)

Schedule of Investments — June 30, 2003 (Unaudited)

	Shares or Principal Amount	Market Value

Transportation & Logistics — 2.8%
Expeditors International of Washington, Inc.	8,000	$277,120
United Parcel Service, Inc., Class B	2,500	159,250

		436,370

Total Common Stocks
(cost $12,857,493)		13,585,015

TIME DEPOSIT — 12.8%
State Street Bank & Trust Company
(cost $1,966,000) 0.500% 07/01/03	$1,966,000	1,966,000

Total Investments — 100.8%
(cost $14,823,493)*		15,551,015
Liabilities in Excess of Other Assets — (0.8)%		(120,297)

Net Assets — 100.0%		$15,430,718

a Non-income producing security

*	Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $1,240,041 and $512,519, respectively. Net unrealized appreciation for tax purposes is $727,522.

 ADR – American Depository Receipt

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2003 SEMI-ANNUAL REPORT	page	6

TRANSAMERICA PREMIER EQUITY FUND

Lead Portfolio Manager: Jeffrey S. Van Harte, Portfolio Managers: Daniel J. Prislin, Gary U. Rollé

Fund Performance

The Transamerica Premier Equity Fund (Investor Class) generated a total return of 12.92% for the first half of 2003. This compares favorably to the 11.76% six-month total return for the Fund’s benchmark, the Standard & Poor’s 500 Index.

Market Overview

For the initial three months of the period, domestic equity markets were exceptionally volatile. Later, the markets staged a remarkably strong rally; the benchmark index recouped in a single quarter more than half the value it surrendered in 2002. Leading the market’s rapid second-quarter advance were stocks from sectors severely downtrodden in prior periods – such as tobacco, energy and utilities, and telecommunications. Following close on their heels were many high-volatility, lower-quality technology stocks.

Portfolio Strategy

Our focus on quality was a distinct advantage in the first half of the period, and a relative disadvantage in the second half, when cyclical stocks and stocks in highly unstable sectors dominated the market. Such stocks rarely meet our investment criteria: defensible competitive positions; favorable, long-term industry or demographic trends; and solid capital structures. We prefer businesses with free cash flows that allow them to continue to operate and invest profitably even in a slothful economy. We also favor companies that have avoided potential pitfalls like expensive stock-option plans.

Despite our lack of high-flying technology stocks, the fund’s holdings did very well during the period. Chief among the equities making strong contributions to performance were Expedia Inc., the Internet travel-booking company, and Echostar Communications, a provider of satellite TV services.

Results for Schwab Corp. were less impressive. While Schwab benefited from the market’s rebound, the stock became overvalued during the quarter, and we sold our shares.

Going Forward

Many stocks are currently overvalued, given the present economic and earnings picture. Although a fair number of corporations have done a better job since 2000 of removing debt from their balance sheets and deploying their capital more wisely, many are still in a vulnerable position. Although pent-up demand, historically low interest rates, and optimism about a more robust economy may keep the recent rally going for some weeks or months to come, we doubt that many of the current market leaders will still be strong performers a year from now. With this risk in mind, we will continue to focus on businesses with the financial strength, competitive edge and/or pricing power to thrive in a moderately positive economic environment.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

TRANSAMERICA PREMIER EQUITY FUND WITH THE S&P 500 INDEX**

Total Returns As of June 30, 2003	Average Annual Total Return
	One Year	Five Years	Since Inception*

Investor Class	3.69%	–2.63%	9.51%

Class A	3.52%	–2.85%	9.26%

S&P 500 Index	0.25%	–1.61%	8.53%

The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”) consists of 500 widely held, publicly traded common stocks. The S&P 500 does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

*	Investor Class — October 2, 1995. Class A — June 30, 1998; average annual returns are based on the October 2, 1995 commencement date for the Investor Class.

**	Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through June 30, 2003.

Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

page	7	TRANSAMERICA PREMIER FUNDS	2003 SEMI-ANNUAL REPORT

TRANSAMERICA PREMIER EQUITY FUND

Schedule of Investments—June 30, 2003 (Unaudited)

	Shares	Market Value

COMMON STOCKS — 99.2%
Banks — 4.0%
Northern Trust Corporation	145,000	$6,059,550

Biotechnology — 2.4%
Genentech, Inc.[a]	50,000	3,606,000

Chemicals — 3.8%
Praxair, Inc.	95,000	5,709,500

Commercial Services & Supplies — 9.4%
First Data Corporation	210,000	8,702,400
Paychex, Inc.	185,000	5,422,350

		14,124,750

Communications Equipment — 4.4%
QUALCOMM, Inc.	185,000	6,613,750

Diversified Financials — 7.1%
Moody’s Corporation	130,000	6,852,300
State Street Corporation	100,000	3,940,000

		10,792,300

Diversified Telecommunications Services — 4.4%
Cox Communications, Inc., Class Aa	210,000	6,699,000

Food & Drug Retailing — 2.4%
Walgreen Company	120,000	3,612,000

Healthcare Providers & Services — 3.3%
Wellpoint Health Networks, Inc.[a]	60,000	5,058,000

Hotels, Restaurants & Leisure — 3.2%
Marriott International, Inc., Class A	125,000	4,802,500

Internet Software & Services — 4.1%
Expedia, Inc., Class Aa	80,000	6,134,400

Media — 13.5%
Clear Channel Communications, Inc.[a]	145,000	6,146,550
EchoStar Communications Corporation, Class Aa	220,000	7,616,400
Liberty Media Corporation, Series Aa	570,000	6,589,200

		20,352,150

Multiline Retail — 4.3%
Wal-Mart Stores, Inc.	120,000	6,440,400

Personal Products — 4.1%
Gillette Company	195,000	6,212,700

Pharmaceuticals — 7.4%
Allergan, Inc.	85,000	6,553,500
Pfizer, Inc.	135,000	4,610,250

		11,163,750

Retail — 2.1%
TJX Companies, Inc.	170,000	3,202,800

Semiconductor Equipment & Products — 2.1%
Intel Corporation	150,000	3,117,600

Software — 4.7%
Microsoft Corporation	275,000	7,042,750

	Shares or Principal Amount	Market Value

Specialty Retail — 3.6%
Staples, Inc.[a]	300,000	$5,505,000

Transportation & Logistics — 8.9%
Expeditors International of Washington, Inc.	195,000	6,754,800
United Parcel Service, Inc., Class B	105,000	6,688,500

		13,443,300

Total Common Stocks
(cost $131,701,665)		149,692,200

TIME DEPOSIT — 0.3%
State Street Bank & Trust Company
(cost $398,000) 0.500% 07/01/03	$398,000	398,000

Total Investments — 99.5%
(cost $132,099,665)*		150,090,200
Other Assets Less Liabilities — 0.5%		791,178

Net Assets — 100.0%		$150,881,378

a Non-income producing security

*	Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $23,024,204 and $5,033,669, respectively. Net unrealized appreciation for tax purposes is $17,990,535.

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS	2003 SEMI-ANNUAL REPORT	page	8

TRANSAMERICA PREMIER FOCUS FUND

Co-Portfolio Managers: Christopher J. Bonavico, Kenneth F. Broad, Daniel J. Prislin

Fund Performance

The Transamerica Premier Aggressive Growth Fund received a new name, The Transamerica Premier Focus Fund, and new parameters during the six months ended June 30, 2003. The Fund’s new guidelines permit us greater flexibility in the pursuit of long-term capital growth. We may invest in a broader range of core and growth equities, some of which may be aggressive growth stocks. We may allow cash levels to rise as high as 40% of assets while we seek out appropriate investment opportunities, and we generally must concentrate the portfolio in 20 or fewer of our “best ideas.”

Applying these new guidelines, the Fund’s Investor Class shares generated a six-month total return of 19.92%, well ahead of the 11.76% total return for the Fund’s benchmark, the Standard & Poor’s 500 Index.

Market Review

After a volatile and, ultimately, negative first quarter, stocks rallied dramatically in the second quarter of 2003, spurred by rising consumer confidence, improvement in some economic indicators, and the end of military action in Iraq. Leading the rally were many high-volatility, lower-quality stocks, including a large number of technology-related equities.

Portfolio Strategy

A number of our “best ideas” from years past came to fruition during the period. Among them were Echostar Communications (satellite TV), Legg Mason Inc. (investment services), Genentech (biologic drugs) and Skillsoft, PLC (online corporate training). Each is run by an experienced management team that has effectively executed solid market-leading strategies.

One idea that was sold was Cymer Inc., a provider of light sources used to etch semiconductor chips. We were impressed with their business but concerned about the company’s costly stock-option grants. We eliminated the position at a significant gain to the portfolio.

Going Forward

We have stuck with solid fundamental stories in the current market rally, which favored many high-volatility, lower-quality stocks that did not meet our investment criteria. We will not chase rallies, especially those based more on wishful thinking than sound improvements in the economy or corporate profitability. We remain committed to owning businesses that are positioned to create ever-growing shareholder wealth.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

TRANSAMERICA PREMIER FOCUS FUND WITH THE S&P 500 INDEX**

Total Returns As of June 30, 2003	Average Annual Total Return
	One Year	Five Years	Since Inception*

Investor Class	13.09%	1.00%	10.74%

Class A	13.17%	0.93%	10.66%

S&P 500 Index	0.25%	–1.61%	3.08%

The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”) consists of 500 widely held, publicly traded common stocks. The S&P 500 does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

*	Investor Class — June 30, 1997. Class A — June 30, 1998; average annual returns are based on the July 1, 1997 commencement date for the Investor Class.

**	Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through June 30, 2003.

Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

page	9	TRANSAMERICA PREMIER FUNDS	2003 SEMI-ANNUAL REPORT

TRANSAMERICA PREMIER FOCUS FUND

Schedule of Investments — June 30, 2003 (Unaudited)

	Shares	Market Value

COMMON STOCKS — 78.6%
Biotechnology — 5.3%
Genentech, Inc.[a]	25,000	$1,803,000
Techne Corporation[a]	100,000	3,034,000

		4,837,000

Chemicals — 3.0%
Praxair, Inc.	45,000	2,704,500

Commercial Services & Supplies — 18.9%
First Data Corporation	80,000	3,315,200
Paychex, Inc.	110,000	3,224,100
SeviceMaster Company	732,000	7,832,400
Weight Watchers International, Inc.[a]	61,000	2,774,890

		17,146,590

Diversified Financials — 5.4%
Legg Mason, Inc.	75,000	4,871,250

Hotels, Restaurants & Leisure — 3.7%
Ihop Corporation	105,000	3,314,850

Internet Software & Services — 4.2%
Gtech Holdings Corporation	100,000	3,765,000

Media — 10.9%
EchoStar Communications Corporation, Class Aa	120,000	4,154,400
Liberty Media Corporation, Series Aa	270,000	3,121,200
Macrovision Corporation[a]	130,000	2,589,600

		9,865,200

Pharmaceuticals — 9.0%
Allergan, Inc.	60,000	4,626,000
Pfizer, Inc.	102,200	3,490,130

		8,116,130

Retail — 5.0%
TJX Companies, Inc.	240,200	4,525,368

Software — 9.4%
Microsoft Corporation	140,000	3,585,400
SkillSoft PLC, ADR[a]	975,000	4,923,750

		8,509,150

Transportation & Logistics — 3.8%
Expeditors International of Washington, Inc.	100,000	3,464,000

Total Common Stocks
(cost $63,464,961)		71,119,038

	Principal Amount	Market Value

TIME DEPOSIT — 20.0%
State Street Bank & Trust Company
(cost $18,092,000) 0.500% 07/01/03	$18,092,000	$18,092,000

Total Investments — 98.6%
(cost $81,556,961)*		89,211,038
Other Assets Less Liabilities — 1.4%		1,245,633

Net Assets — 100.0%		$90,456,671

a Non-income producing security

*	Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $11,148,277 and $3,494,200, respectively. Net unrealized appreciation for tax purposes is $7,654,077.

ADR - American Depository Receipt

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS	2003 SEMI-ANNUAL REPORT	page	10

TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND

Co-Portfolio Managers: Christopher J. Bonavico, Kenneth F. Broad

Fund Performance

The Transamerica Premier Growth Opportunities Fund (Investor Class) generated a total return of 10.95% for the six months ended June 30, 2003, underperforming the Russell 2500 Growth Index, which returned 18.79%. The Fund’s lagging performance was due to the fact that we do not invest in the types of low-quality stocks that led the market in a remarkably strong second-quarter rally.

Market Review

Following a highly volatile first quarter in which stocks lost some ground, the market charged ahead in the second quarter of 2003; the benchmark index of small and mid-cap stocks advanced 22.72%. Behind that very attractive number, however, lies a less appealing fact: As an article in Barron’s so succinctly stated, “…during the stock market surge since mid-March…lower-quality stocks with ugly finances …led the way.” The majority were high-volatility technology stocks with little or no cash flow or net profits, a class of stocks the Fund does not own.

Portfolio Strategy

The Fund comprises stocks of companies with strong balance sheets and cash-generating power. These companies have the ability to gain market share, focus on growing end markets, and enhance assets, particularly in a slow-growth economic scenario. And, they possess management teams that can effectively allocate resources and capital, creating wealth for shareholders.

Our holdings are anything but the highly volatile companies the market favored. Nonetheless, it rewarded them handsomely, with many total returns of 20% to 40% or more. Making the largest contributions to performance were education and training companies Skillsoft, PLC and DeVry Inc. and Techne Corp., a supplier in the biotech industry.

We divested two holdings that, despite positive trends for their stock prices, seemed problematic to us. Both Qlogic Corp. and Cymer Inc. are technology companies whose strengths may soon be overpowered by a weakness: the companies’ stock-option policies, which, in our view, represent questionable use of capital.

Going Forward

We have little faith in the current market rally. It has been led primarily by companies that are highly vulnerable to accounting reforms and to any economic weakness that might put a squeeze on consumer spending and, more importantly, business spending. In our view, both are likely to occur. Although our focus on high-quality companies may mean underperformance as long as this largely confidence-induced rally lasts, we remain committed to owning businesses that will benefit from the market’s advance but still be standing tall when it retreats.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND

WITH THE RUSSELL 2500 GROWTH INDEX**

Total Returns As of June 30, 2003	Average Annual Total Return
	One Year	Five Years	Since Inception*

Investor Class	–5.12%	5.28%	14.71%

Class A	–4.96%	5.20%	14.61%

Russell 2500 Index	4.11%	–0.91%	1.35%

The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth value. The Russell 2500 Growth Index measures the performance of the 2500 smallest companies (approximately 17%) in the Russell 3000 Index (and index composed of the 3,000 largest U.S. companies by market capitalization, representing approximately 98% of the U.S. equity market).

*	Investor Class — June 30, 1997. Class A — June 30, 1998; average annual returns are based on the July 1, 1997 commencement date for the Investor Class.

**	Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through June 30, 2003.

Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

page	11	TRANSAMERICA PREMIER FUNDS	2003 SEMI-ANNUAL REPORT

TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND

Schedule of Investments — June 30, 2003 (Unaudited)

	Shares	Market Value

COMMON STOCKS — 94.7%
Biotechnology — 5.4%
Techne Corporation[a]	160,000	$4,854,400

Business Services — 6.1%
Global Payments, Inc.	153,900	5,463,450

Commercial Services & Supplies — 11.9%
Robert Half International, Inc.[a]	150,000	2,841,000
SeviceMaster Company	480,000	5,136,000
Weight Watchers International, Inc.[a]	60,000	2,729,400

		10,706,400

Containers & Packaging — 6.9%
Packaging Corporation of America[a]	230,000	4,238,900
Pactiv Corporation[a]	100,000	1,971,000

		6,209,900

Diversified Financials — 17.9%
BARRA, Inc.[a]	100,000	3,570,000
BlackRock, Inc.[a]	107,500	4,841,800
Financial Federal Corporation[a]	175,000	4,270,000
Moody’s Corporation	67,000	3,531,570

		16,213,370

Electronic Equipment & Instruments — 4.9%
Gentex Corporation[a]	145,000	4,438,450

Hotels, Restaurants & Leisure — 4.0%
Ihop Corporation	114,000	3,598,980

Internet Software & Services — 2.9%
Gtech Holdings Corporation	70,000	2,635,500

Machinery — 0.2%
Graco, Inc.	6,000	192,000

Oil & Gas — 5.3%
EOG Resources, Inc.	115,000	4,811,600

School — 4.7%
DeVry, Inc.[a]	184,000	4,285,360

Software — 6.3%
SkillSoft PLC, ADR[a]	1,125,000	5,681,250

Specialty Retail — 5.8%
RadioShack Corporation	200,000	5,262,000

Transportation & Logistics — 12.4%
C.H. Robinson Worldwide, Inc.	155,000	5,511,800
Expeditors International of Washington, Inc.	165,000	5,715,600

		11,227,400

Total Common Stocks
(cost $70,351,472)		85,580,060

	Principal Amount	Market Value

TIME DEPOSIT — 7.0%
State Street Bank & Trust Company
(cost $6,334,000) 0.500% 07/01/03	$6,334,000	$6,334,000

Total Investments — 101.7%
(cost $76,685,472)*		91,914,060
Liabilities in Excess of Other Assets — (1.7)%		(1,501,677)

Net Assets — 100.0%		$90,412,383

a Non-income producing security

*	Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $16,231,155 and $1,002,567, respectively. Net unrealized appreciation for tax purposes is $15,228,588.

ADR - American Depository Receipt

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2003 SEMI-ANNUAL REPORT	page	12

TRANSAMERICA PREMIER BALANCED FUND

Lead Equity Portfolio Manager: Gary U. Rollé, Lead Fixed Income Portfolio Manager: Heidi Y. Hu, Portfolio Manager: Jeffrey S. Van Harte

Fund Performance

The Transamerica Premier Balanced Fund (Investor Class) generated a six-month total return of 7.29%. In comparison, the Fund’s benchmark, a 60%/40% blend of the Standard & Poor’s 500 Index and the Lehman Brothers Government/Credit Index, returned 9.20%.

Market Review

Buoyed by strength in consumer spending, an aggressive federal tax cut package and low interest rates, both the stock and bond markets delivered positive returns in the six months ended June 30, 2003. In fact, the stock market made its best showing since 2000. The bond market generated solid, single-digit total returns in both the first and second calendar quarters, and corporate bonds outpaced Treasury securities throughout the period.

Portfolio Strategy

We began 2003 with the equity portion of the portfolio positioned for a more robust economic environment. For instance, we had a sizable exposure to leading industrial companies involved in building, machinery, and automotive components. As it turned out, our emphasis on the industrial sector paid off handsomely when equities rallied in the second half of the period. PACCAR, Inc. and Borg-Warner were among the portfolio’s best-performing stocks, with gains in excess of 25%. PACCAR is a leading manufacturer of heavy-duty diesel trucks. Borg-Warner is experiencing strong global demand for its high-margin automotive parts.

For the composite’s fixed-income portfolio, we maintained an overweighting in corporate bonds. We also focused on three industries within the corporate bond sector that consistently outpaced the sector as a whole: telecommunications, utilities and media. These industries offered us a wide choice of companies focused on paying down debt and improving their credit quality. Finally, because we believe that the economy is achieving a slow but solid recovery that could cause interest rates to inch upward gradually, we reduced the portfolio’s sensitivity to interest rates. We sold longer-term maturities, which would depreciate more than short-term issues in a rising-rate scenario, and we invested in high-yield bonds, which may garner some price appreciation as corporate profitability improves in a healthier economic climate.

Going Forward

We expect consumer spending to remain strong while increased business spending gives the industrial sector even more of a boost. Our optimism is based on several broad-reaching factors, including monetary stimulus in the form of very low interest rates; aggressive fiscal support in the form of lower income taxes; and a weak dollar, which helps stimulate demand for U.S. exports.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN TRANSAMERICA PREMIER BALANCED FUND

WITH LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX AND S&P 500 INDEX**

Total Returns As of June 30, 2003	Average Annual Total Return
	One Year	Five Years	Since Inception*

Investor Class	2.47%	5.34%	11.99%

Class A	2.16%	5.02%	11.68%

S&P 500 Index	0.25%	–1.61%	8.53%

Lehman Brothers Government/ Credit Bond Index	13.15%	7.83%	7.84%

The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”) consists of 500 widely held, publicly traded common stocks. The Lehman Brothers Government/Credit Bond Index is a broad — based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. These indexes do not reflect any commissions or fees which would be incurred by an investor purchasing the securities represented by each index.

*	Investor Class — October 2, 1995. Class A — June 30, 1998; average annual returns are based on the October 2, 1995 commencement date for the Investor Class.

**	Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through June 30, 2003.

Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

page	13	TRANSAMERICA PREMIER FUNDS	2003 SEMI-ANNUAL REPORT

TRANSAMERICA PREMIER BALANCED FUND

Schedule of Investments — June 30, 2003 (Unaudited)

	Shares	Market Value

COMMON STOCKS — 67.3%
Aerospace & Defense — 0.6%
Lockheed Martin Corporation	20,000	$951,400

Auto Components — 5.7%
BorgWarner, Inc.	100,000	6,440,000
Delphi Corporation	300,000	2,589,000

		9,029,000

Automobiles — 3.3%
Harley-Davidson, Inc.	130,000	5,181,800

Banks — 2.2%
Wells Fargo Company	70,000	3,528,000

Biotechnology — 2.2%
Amgen, Inc.[a]	25,000	1,674,500
Genentech, Inc.[a]	25,000	1,803,000

		3,477,500

Building Products — 2.3%
American Standard Companies, Inc.[a]	50,000	3,696,500

Commercial Services & Supplies — 0.8%
First Data Corporation	30,000	1,243,200

Communications Equipment — 1.3%
QUALCOMM, Inc.	60,000	2,145,000

Computers & Peripherals — 4.1%
Diebold, Inc.	150,000	6,487,500

Construction & Engineering — 4.0%
Jacobs Engineering Group, Inc.[a]	150,000	6,322,500

Diversified Financials — 1.3%
Charles Schwab Corporation	45,000	454,050
State Street Corporation	40,000	1,576,000

		2,030,050

Diversified Telecommunications Services — 2.4%
Cox Communications, Inc., Class Aa	120,000	3,828,000

Electrical Equipment — 2.4%
Hubbell, Inc., Class B	117,000	3,872,700

Healthcare Providers & Services — 2.7%
Wellpoint Health Networks, Inc.[a]	50,000	4,215,000

Household Durables — 1.2%
American Greetings Corporation	100,000	1,964,000

Insurance — 0.9%
Berkshire Hathaway, Inc., Class Ba	600	1,458,000

Machinery — 9.8%
Caterpillar, Inc.	85,000	4,731,100
Illinois Tool Works, Inc.	30,000	1,975,500
Kennametal, Inc.	80,000	2,707,200
PACCAR, Inc.	90,000	6,067,800

		15,481,600

	Shares or Principal Amount	Market Value

Media — 5.4%
Clear Channel Communications, Inc.[a]	75,000	$3,179,250
McGraw-Hill Companies, Inc.	75,000	4,650,000
Viacom, Inc.[a]	15,000	654,900

		8,484,150

Multiline Retail — 1.7%
Wal-Mart Stores, Inc.	50,000	2,683,500

Paper & Forest Products — 0.2%
Longview Fibre Company	40,000	328,000

Real Estate — 2.0%
Plum Creek Timber Company, Inc.	120,000	3,114,000

Road & Rail — 1.8%
Union Pacific Corporation	50,000	2,901,000

Semiconductor Equipment & Products — 2.8%
Intel Corporation	210,000	4,364,640

Software — 1.3%
Microsoft Corporation	80,000	2,048,800

Specialty Retail — 0.8%
Lowe’s Companies, Inc.	30,000	1,288,500

Trading Companies & Distributors — 1.9%
W.W. Grainger, Inc.	65,000	3,039,400

Transportation & Logistics — 2.2%
Expeditors International of Washington, Inc.	100,000	3,464,000

Total Common Stocks
(cost $97,972,649)		106,627,740

PREFERRED STOCK — 0.6%
Diversified Telecommunications Services — 0.6%
Centaur Funding Corporation[b]
(cost $890,976)	800	965,029

CORPORATE BONDS — 23.0%
Aerospace & Defense — 0.7%
Raytheon Company
6.500%	07/15/05	$1,000,000	1,087,591

Banks — 2.0%
HSBC Capital Funding LPb,c
10.176%	12/29/49	1,000,000	1,576,369
Mellon Bank Corporation
7.000%	03/15/06	300,000	340,455
Standard Chartered Bank[b]
8.000%	05/30/31	1,000,000	1,274,917

			3,191,741

Chemicals — 1.0%
Dow Chemical Company
5.250%	05/14/04	1,500,000	1,539,812

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS	2003 SEMI-ANNUAL REPORT	page	14

TRANSAMERICA PREMIER BALANCED FUND (CONTINUED)

Schedule of Investments — June 30, 2003 (Unaudited)

			Principal Amount	Market Value

Computers & Peripherals — 0.7%
Hewlett-Packard Company
	5.500%	07/01/07	$1,000,000	$1,106,349

Construction Materials — 0.2%
Texas Industries, Inc.[b]
	10.250%	06/15/11	300,000	315,000

Diversified Financials — 4.3%
Abbey National PLC[c]
	7.350%	10/29/49	1,000,000	1,138,383
General Motors Acceptance Corporation
	6.750%	01/15/06	1,500,000	1,593,391
Lehman Brothers Holdings, Inc.
	7.875%	08/15/10	1,000,000	1,230,601
Textron Financial Corporation
	5.650%	03/26/04	1,500,000	1,539,324
Verizon Global Funding Corporation
	7.750%	12/01/30	1,000,000	1,271,404

				6,773,103

Electric Utilities — 1.0%
Commonwealth Edison Company
	4.700%	04/15/15	750,000	774,033
PG&E Corporation[b]
	6.875%	07/15/08	215,000	223,869
TXU Energy Company[b]
	7.000%	03/15/13	500,000	554,553

				1,552,455

Healthcare Providers & Services — 1.4%
HCA, Inc.
	7.125%	06/01/06	1,000,000	1,087,853
Wellpoint Health Networks, Inc.
	6.375%	06/15/06	1,000,000	1,122,175

				2,210,028

Hotels, Restaurants & Leisure — 1.0%
Mirage Resorts, Inc.
	6.750%	08/01/07	1,000,000	1,070,000
Yum! Brands, Inc.
	7.700%	07/01/12	500,000	572,500

				1,642,500

Insurance — 1.3%
Metlife, Inc.
	3.911%	05/15/05	1,000,000	1,042,033
St. Paul Companies, Inc.
	5.750%	03/15/07	1,000,000	1,094,921

				2,136,954

Internet Software & Services — 0.7%
USA Interactive
	7.000%	01/15/13	1,000,000	1,153,858

See notes to financial statements.

			Principal Amount	Market Value

Media — 2.9%
Belo Corporation
	8.000%	11/01/08	$500,000	$606,100
News America Holdings, Inc.
	7.750%	12/01/45	1,200,000	1,432,463
Time Warner, Inc.
	9.125%	01/15/13	1,000,000	1,283,354
Viacom, Inc.
	7.750%	06/01/05	500,000	557,123
	7.875%	07/30/30	500,000	655,426

				4,534,466

Multiline Retail — 0.6%
JC Penney Corporation, Inc.
	8.000%	03/01/10	600,000	631,500
	7.400%	04/01/37	300,000	314,250

				945,750

Oil & Gas — 1.7%
Centerpoint Energy Resource Corporation[b]
	7.875%	04/01/13	250,000	288,064
Keyspan Corporation
	7.250%	11/15/05	1,000,000	1,122,860
Nexen, Inc.
	7.875%	03/15/32	1,000,000	1,255,080

				2,666,004

Paper & Forest Products — 0.7%
Nexfor, Inc.
	8.125%	03/20/08	1,000,000	1,168,741

Real Estate — 1.4%
EOP Operating Limited Partnership
	8.375%	03/15/06	1,000,000	1,147,271
Simon Property Group, Inc.[b]
	6.750%	11/15/03	1,000,000	1,016,269

				2,163,540

Telecommunications Services — 0.7%
Tritel PCS, Inc.[d]
	0.000%	05/15/09	1,000,000	1,045,000

Wireless Telecommunications Services — 0.7%
360 Communications
	7.500%	03/01/06	1,000,000	1,144,166

Total Corporate Bonds
(cost $32,935,985)				36,377,058

CONVERTIBLE BOND — 0.5%
Pharmaceuticals — 0.5%
Vertex Pharmaceuticals, Inc.
(cost $1,000,000)	5.000%	09/19/07	1,000,000	841,250

page	15	TRANSAMERICA PREMIER FUNDS	2003 SEMI-ANNUAL REPORT

TRANSAMERICA PREMIER BALANCED FUND (CONCLUDED)

Schedule of Investments — June 30, 2003 (Unaudited)

			Principal Amount	Market Value

FOREIGN CORPORATE BOND — 0.7%
Diversified Telecommunications Services — 0.7%
Telefonica Europe BV
(cost $1,127,110)	7.350%	09/15/05	$1,000,000	$1,117,167

U.S. GOVERNMENT SECURITIES — 6.5%
U.S. Treasury Bond
	5.375%	02/15/31	2,100,000	2,365,373
U.S. Treasury Notes
	4.375%	05/15/07	2,250,000	2,445,118
	5.750%	08/15/10	3,500,000	4,097,873
	5.000%	02/15/11	1,000,000	1,122,774
	3.625%	05/15/13	235,000	236,910

Total U.S. Government Securities
(cost $9,597,041)				10,268,048

Total Investments — 98.6%
(cost $143,523,761)*				156,196,292

Other Assets Less Liabilities — 1.4%				2,146,943

Net Assets — 100.0%				$158,343,235

a Non-income producing security

[b]	Pursuant to Rule 144A under the Act of 1933, these securities may be resold in transactions exempt from registrations, normally to qualified institutions buyers. At June 30, 2003, these securities aggregated $6,214,070 or 3.92% of the net assets of the fund.

c Variable rate security

[d]	Step Bond – coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2003. Maturity disclosed is the final maturity date. Rate will step up to 12.750% on 05/15/04.

*	Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $16,724,359 and $4,051,828, respectively. Net unrealized appreciation for tax purposes is $12,672,531.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2003 SEMI-ANNUAL REPORT	page	16

TRANSAMERICA PREMIER BOND FUND

Lead Portfolio Manager: Heidi Y. Hu, Portfolio Manager: Peter O. Lopez

Fund Performance

During the six months ended June 30, 2003, the Transamerica Premier Bond Fund (Investor Class) generated a total return of 6.31%. In comparison, the Lehman Brothers Government/Credit Index delivered a total return of 5.23%. The Fund’s superior total return was due largely to our focus on and within the corporate securities sector of the market.

Market Review

After two years of nearly undetectable economic growth (2001 and 2002), investors eagerly anticipated a more rapid economic expansion in 2003 and, with it, an improvement in corporate profitability. Although the data supporting that viewpoint were slow to materialize — delayed in part by military action in Iraq — investor confidence rose nonetheless. In both the first and second quarters of 2003, the bond market posted positive, single-digit returns, and throughout the six-month period, corporate bonds outperformed Treasuries.

Portfolio Strategy

The Transamerica Premier Bond Fund surpassed the benchmark index due to our consistently larger-than-average investment in corporate securities. The Fund’s superior results can also be attributed to our focus on three top-performing industries within the corporate sector: telecommunications, utilities and media. For several quarters now, we have emphasized these industries because they offer us a wide choice of companies focused on paying down debt and improving their credit quality. Our holdings in all three industries appreciated nicely.

The economy is showing signs of a slow but solid recovery, so we believe interest rates could gradually inch upward over time. In keeping with this view, we reduced the portfolio’s sensitivity to interest rates. We sold longer-term maturities, since they would depreciate more than short-term debentures in a rising-rate environment. We also took advantage of the Fund’s ability to invest a small percentage of assets in high-yield securities. High-yield bonds are more closely correlated to stocks than are Treasuries or investment-grade corporate bonds. So, in addition to boosting current income for the Fund, they may chalk up some price appreciation as a recovering economy and improved corporate profitability continue to lift the stock market.

Going Forward

Looking toward the second half of 2003, we expect consumer spending to remain strong while increased business spending gives the industrial sector a boost. Our optimism is based on several broad-reaching factors, including monetary stimulus in the form of very low interest rates, aggressive fiscal support in the guise of lower income taxes, and a weak dollar that helps stimulate demand for U.S. exports.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

TRANSAMERICA PREMIER BOND FUND WITH THE LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX**

Total Returns As of June 30, 2003	Average Annual Total Return
	One Year	Five Years	Since Inception*

Investor Class	8.69%	4.82%	5.74%

Class A	8.71%	4.69%	5.58%

Lehman Brothers Government/ Credit Bond Index	13.15%	7.83%	7.84%

The Lehman Brothers Government/Credit Bond Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. The Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

*	Investor Class — October 2, 1995. Class A — June 30, 1998; average annual returns are based on the October 2, 1995 commencement date for the Investor Class.

**	Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through June 30, 2003.

Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

page	17	TRANSAMERICA PREMIER FUNDS	2003 SEMI-ANNUAL REPORT

TRANSAMERICA PREMIER BOND FUND

Schedule of Investments — June 30, 2003 (Unaudited)

			Principal Amount	Market Value

CORPORATE BONDS — 77.1%
Beverages — 1.8%
PepsiAmericas, Inc.
	3.875%	09/12/07	$500,000	$517,174

Chemicals — 1.8%
Dow Chemical Company
	5.250%	05/14/04	500,000	513,271

Commercial Financial Services — 1.9%
Boeing Capital Corporation
	5.800%	01/15/13	500,000	541,368

Computers & Peripherals — 2.0%
Hewlett-Packard Company
	5.500%	07/01/07	500,000	553,175

Construction Materials — 0.6%
Texas Industries, Inc.[a]
	10.250%	06/15/11	150,000	157,500

Diversified Financials — 4.1%
General Electric Capital Corporation
	4.250%	01/15/08	500,000	530,156
John Deere Capital Corporation
	3.900%	01/15/08	600,000	623,984

				1,154,140

Diversified Telecommunications Services — 3.8%
Clear Channel Communications, Inc.
	4.625%	01/15/08	500,000	524,797
Sprint Cap Corporation
	7.900%	03/15/05	500,000	542,572

				1,067,369

Electric Utilities — 5.5%
AEP Texas Central Company[a]
	6.650%	02/15/33	500,000	549,067
FirstEnergy Corporation
	7.375%	11/15/31	500,000	562,147
PG&E Corporation[a]
	6.875%	07/15/08	150,000	156,187
TXU Energy Company[a]
	7.000%	03/15/13	250,000	277,277

				1,544,678

Financial Services — 11.6%
Citigroup, Inc.
	3.500%	02/01/08	500,000	514,840
International Lease Finance Corporation
	5.625%	06/01/07	500,000	544,250
Lehman Brothers Holdings, Inc.
	6.625%	02/05/06	500,000	557,963
Merrill Lynch & Company, Inc.
	5.350%	06/15/04	500,000	519,537
Morgan Stanley
	7.750%	06/15/05	500,000	557,363

		Principal Amount	Market Value

National Rural Utilities Cooperative Finance Corporation
6.500%	03/01/07	$500,000	$566,907

			3,260,860

Food & Drug Retailing — 3.2%
Fred Meyer, Inc.
7.375%	03/01/05	500,000	540,201
Stater Brothers Holdings, Inc.
10.750%	08/15/06	350,000	370,125

			910,326

Healthcare Equipment & Supplies — 3.8%
Baxter International, Inc.
5.250%	05/01/07	500,000	544,653
Bristol-Myers Squibb Company
4.750%	10/01/06	500,000	538,571

			1,083,224

Healthcare Providers & Services — 3.2%
HCA, Inc.
7.875%	02/01/11	300,000	336,459
Wellpoint Health Networks, Inc.
6.375%	06/15/06	500,000	561,087

			897,546

Insurance — 3.7%
ACE INA Holdings, Inc.
8.200%	08/15/04	500,000	533,616
Metlife, Inc.
3.911%	05/15/05	500,000	521,016

			1,054,632

Internet Software & Services — 2.0%
USA Interactive
7.000%	01/15/13	500,000	576,929

Media — 8.8%
AT&T Broadband Corporation
8.375%	03/15/13	500,000	627,518
Belo Corporation
8.000%	11/01/08	500,000	606,100
News America Holdings, Inc.
7.750%	12/01/45	500,000	596,860
Time Warner, Inc.
9.125%	01/15/13	500,000	641,677

			2,472,155

Metals & Mining — 1.9%
Alcoa, Inc.
4.250%	08/15/07	500,000	530,493

Multiline Retail — 1.9%
JC Penney Corporation, Inc.
8.000%	03/01/10	500,000	526,250

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS	2003 SEMI-ANNUAL REPORT	page	18

TRANSAMERICA PREMIER BOND FUND (CONCLUDED)

Schedule of Investments — June 30, 2003 (Unaudited)

			Principal Amount	Market Value

Oil & Gas — 2.5%
Centerpoint Energy Resource Corporation[a]
	7.875%	04/01/13	$125,000	$144,032
Keyspan Corporation
	7.250%	11/15/05	500,000	561,430

				705,462

Paper & Forest Products — 2.5%
International Paper Company
	8.125%	07/08/05	500,000	557,708
Norampac Inc.[a]
	6.750%	06/01/13	150,000	158,250

				715,958

Real Estate — 2.0%
EOP Operating Limited Partnership
	8.375%	03/15/06	500,000	573,636

Telecommunications — 2.0%
SBC Communications, Inc.
	5.750%	05/02/06	500,000	552,644

Telecommunications Services — 4.5%
Tritel PCS, Inc.[b]
	0.000%	05/15/09	1,224,000	1,279,080

Wireless Telecommunications Services — 2.0%
360 Communications
	7.500%	03/01/06	500,000	572,083

Total Corporate Bonds
(cost $20,825,485)				21,759,953

FOREIGN CORPORATE BOND — 2.0%
Diversified Telecommunications Services — 2.0%
Telefonica Europe BV
(cost $551,870)	7.350%	09/15/05	500,000	558,583

U.S. GOVERNMENT SECURITIES — 18.9%
U.S. Treasury Bond
	5.375%	02/15/31	3,050,000	3,435,423
U.S. Treasury Notes
	1.250%	05/31/05	1,050,000	1,049,713
	4.000%	11/15/12	500,000	520,450
	3.625%	05/15/13	320,000	322,600

Total U.S. Government Securities
(cost $5,245,767)				5,328,186

TIME DEPOSIT — 1.2%
State Street Bank & Trust Company
(cost $347,000)	0.500%	07/01/03	347,000	347,000

Total Investments — 99.2%
(cost $26,970,122)*				27,993,722
Other Assets Less Liabilities — 0.8%				236,057

Net Assets — 100.0%				$28,229,779

[a]	Pursuant to Rule 144A under the Act of 1933, these securities may be resold in transactions exempt from registrations, normally to qualified institutions buyers. At June 30, 2003, these securities aggregated $1,442,313 or 5.11% of the net assets of the fund.

[b]	Step Bond – coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2003. Maturity disclosed is the final maturity date. Rate will step up to 12.750% on 5/15/04.

*	Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $1,057,077 and $33,477, respectively. Net unrealized appreciation for tax purposes is $1,023,600.

See notes to financial statements.

page	19	TRANSAMERICA PREMIER FUNDS	2003 SEMI-ANNUAL REPORT

TRANSAMERICA PREMIER HIGH YIELD BOND FUND

Lead Portfolio Manager: Edward S. Han, Portfolio Manager: Peter O. Lopez

Fund Performance

With a total return of 11.37% for Investor Class shares during the six months ended June 30, 2003, the Transamerica Premier High Yield Bond Fund trailed its benchmark, the Merrill Lynch U.S. High Yield Cash Pay Index, which delivered a six-month total return of 17.24%.

Market Review

High-yield bonds were the best-performing sector of the fixed-income markets in the first half of 2003. Among the primary drivers of performance were strong inflows as investors continued to seek higher yields than those available from alternative investments. Also adding to the attractiveness of high-yield securities were a decline in default rates and the expectation of stronger corporate profits down the road. The most speculative tier of securities (rated B-/CCC and below) outperformed higher-rated debentures (e.g., BB and B).

Portfolio Strategy

Our focus on companies with good business models, cashflow generation and asset coverage has created a portfolio of higher-quality credits. This caused the portfolio to trail the market in this period, when distressed (i.e., lower-quality) securities have enjoyed the largest returns, and by a considerable margin. On the other hand, maintaining our emphasis on quality should keep the Fund competitive as the high-yield market slows.

Going Forward

We believe the high-yield market will have solid returns in the coming six months; however, we do not expect the market to replicate the very high returns generated in the first-half of 2003. A record number of new high-yield securities have been issued this year — as many or more as in all of 2002. The increased supply will alleviate some of the upward pressure on prices. Furthermore, we expect the economy to strengthen in the second-half of 2003, resulting in improved corporate profits. That in turn should help stock prices, so we would expect to the see an abatement of the unusually strong inflows into the high-yield market as investors direct their attention to equities. At the same time, improved corporate profitability should also help to support the prices of high-yield securities.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

TRANSAMERICA PREMIER HIGH YIELD BOND FUND WITH THE MERRILL LYNCH U.S. HIGH YIELD CASH PAY INDEX**

Total Returns As of June 30, 2003	Average Annual Total Return
	One Year	Five Years	Ten Years*

Investor Class	12.93%	3.33%	7.16%

Institutional Class	13.14%	3.49%	7.38%

Merrill Lynch U.S. High Yield Cash Pay Index	21.11%	3.59%	6.99%

The Merrill Lynch High Yield Master Index provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The Merrill Lynch High Yield Master Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

*	Effective July 1, 1998, the Transamerica High Yield Bond Fund (separate account) exchanged all of its assets for shares in the Transamerica Premier High Yield Bond Fund (Fund). The inception date of the Fund is considered to be September 1, 1990, the separate account’s inception date. The performance prior to June 30, 1998 is the separate account’s performance recalculated to reflect the actual fees and expenses of the Fund.

**	Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through June 30, 2003.

Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower.

This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

TRANSAMERICA PREMIER FUNDS	2003 SEMI-ANNUAL REPORT	page	20

TRANSAMERICA PREMIER HIGH YIELD BOND FUND

Schedule of Investments — June 30, 2003 (Unaudited)

		Principal Amount	Market Value

CORPORATE BONDS — 85.5%
Aerospace & Defense — 3.4%
Esterline Technologies Corporation[a]
7.750%	06/15/13	$1,000,000	$1,030,000
K&F Industries, Inc.
9.625%	12/15/10	1,000,000	1,115,000
Vought Aircraft Industries, Inc.
8.000%	07/15/11	2,000,000	2,025,000

			4,170,000

Apparel & Textiles — 0.8%
Avondale Mills, Inc.[a]
10.250%	07/01/13	1,000,000	1,000,000

Auto Components — 2.6%
Advanced Accessory Systems LLC[a]
10.750%	06/15/11	1,000,000	1,065,000
American Axle & Manufacturing, Inc.
9.750%	03/01/09	1,000,000	1,080,000
Dana Corporation
10.125%	03/15/10	500,000	553,750
Lear Corporation
7.960%	05/15/05	500,000	535,000

			3,233,750

Auto Parts — 1.2%
Pep Boys-Manny, Moe & Jack
6.670%	11/05/04	500,000	501,250
7.000%	06/01/05	1,000,000	997,500

			1,498,750

Building Construction — 0.9%
K. Hovnanian Enterprises, Inc.
8.875%	04/01/12	1,000,000	1,097,500

Chemicals — 0.6%
Nova Chemicals Ltd.
7.000%	09/15/05	725,000	761,250

Commercial Financial Services — 0.9%
Nexstar Finance LLC
12.000%	04/01/08	1,000,000	1,120,000

Commercial Services & Supplies — 4.8%
Allied Waste North America, Inc.
10.000%	08/01/09	1,500,000	1,601,250
Owens Brockway Glass Container[a]
7.750%	05/15/11	500,000	531,250
R H Donnelley Corporation
10.875%	12/15/12	1,010,000	1,181,700
Synagro Technologies, Inc.
9.500%	04/01/09	1,000,000	1,075,000
Xerox Corporation
7.125%	06/15/10	1,500,000	1,505,625

			5,894,825

		Principal Amount	Market Value

Communications Equipment — 1.4%
Crown European Holdings SA
9.500%	03/01/11	$500,000	$542,500
Qwest Capital Funding
6.875%	07/15/28	1,650,000	1,188,000

			1,730,500

Communication Services — 0.9%
Triton Pcs, Inc.
8.500%	06/01/13	1,000,000	1,080,000

Construction Materials — 1.7%
Texas Industries, Inc.
10.250%	06/15/11	2,000,000	2,100,000

Diversified Telecommunications Services — 0.9%
FairPoint Communications, Inc.
11.875%	03/01/10	1,000,000	1,165,000

Electric Utilities — 2.5%
PG&E Corporation
6.875%	07/15/08	2,000,000	2,082,500
Texas Utilities Company[b]
5.520%	08/16/03	1,000,000	1,005,000

			3,087,500

Food & Drug Retailing — 2.8%
Dean Foods Company
6.900%	10/15/17	782,000	801,550
Dominos, Inc.
8.250%	07/01/11	500,000	518,750
Stater Brothers Holdings, Inc.
10.750%	08/15/06	2,000,000	2,115,000

			3,435,300

Food Products — 2.9%
Burns Philp Cap Pty Ltd.[a]
9.750%	07/15/12	2,000,000	1,960,000
Smithfield Foods, Inc.
7.750%	05/15/13	1,500,000	1,616,250

			3,576,250

Healthcare Equipment & Supplies — 0.8%
Apogent Technologies, Inc.[a]
6.500%	05/15/13	1,000,000	1,037,500

Healthcare Providers & Services — 8.0%
Alaris Medical Systems, Inc.
9.750%	12/01/06	1,000,000	1,040,000
AmeriPath, Inc.[a]
10.500%	04/01/13	1,250,000	1,346,875
IASIS Healthcare Corporation
13.000%	10/15/09	1,000,000	1,115,000
NDCHealth Corporation[a]
10.500%	12/01/12	1,500,000	1,616,250
Province Healthcare Company
7.500%	06/01/13	1,500,000	1,485,000

See notes to financial statements.

page	21	TRANSAMERICA PREMIER FUNDS	2003 SEMI-ANNUAL REPORT

TRANSAMERICA PREMIER HIGH YIELD BOND FUND (CONTINUED)

Schedule of Investments — June 30, 2003 (Unaudited)

		Principal Amount	Market Value

Tenet Healthcare Corporation
7.375%	02/01/13	$500,000	$485,000
Triad Hospitals, Inc.
11.000%	05/15/09	2,000,000	2,215,000
Ventas Realty LP
9.000%	05/01/12	500,000	547,500

			9,850,625

Homebuilders — 0.9%
Beazer Homes USA, Inc.
8.625%	05/15/11	1,000,000	1,112,500

Hotels, Restaurants & Leisure — 8.5%
Carrols Corporation
9.500%	12/01/08	1,000,000	977,500
Intrawest Corporation
10.500%	02/01/10	1,000,000	1,080,000
John Q. Hammons Hotels
8.875%	05/15/12	1,500,000	1,582,500
Park Place Entertainment Corporation
7.000%	04/15/13	2,000,000	2,150,000
Pinnacle Entertainment, Inc., Series B
9.250%	02/15/07	1,000,000	990,000
Speedway Motorsports, Inc.
6.750%	06/01/13	1,500,000	1,560,000
Starwood Hotels & Resorts Worldwide, Inc.
7.875%	05/01/12	1,000,000	1,100,000
Yum! Brands, Inc.
7.700%	07/01/12	1,000,000	1,145,000

			10,585,000

Household Durables — 2.0%
KB Home
9.500%	02/15/11	750,000	852,187
Standard Pac Corporation
6.875%	05/15/11	1,500,000	1,578,750

			2,430,937

Machinery — 0.5%
Terex Corporation
10.375%	04/01/11	500,000	555,000

Media — 8.4%
AMC Entertainment, Inc.
9.500%	02/01/11	1,000,000	1,040,000
CanWest Media, Inc.
10.625%	05/15/11	500,000	572,500
Carmike Cinemas, Inc.
10.375%	02/01/09	1,500,000	1,582,500
Cinemark USA, Inc.[a]
9.000%	02/01/13	500,000	545,000
Clear Channel Communications, Inc.
7.250%	09/15/03	1,000,000	1,010,082
DirecTV Holdings LLC
8.375%	03/15/13	500,000	560,000

		Principal Amount	Market Value

Hollywood Entertainment Corporation
9.625%	03/15/11	$1,500,000	$1,648,125
Paxson Communications Corporation[c,2]
0.000%	01/15/09	1,000,000	840,000
Spanish Broadcasting Systems, Inc.
9.625%	11/01/09	500,000	533,750
Vivendi Unvl S A
9.250%	04/15/10	500,000	571,250
Xm Satellite Radio, Inc.
12.000%	06/15/10	1,500,000	1,477,500

			10,380,707

Metals & Mining — 2.0%
Compass Minerals Group
10.000%	08/15/11	1,250,000	1,406,250
Peabody Energy Corporation[a]
6.875%	03/15/13	1,000,000	1,052,500

			2,458,750

Multiline Retail — 2.9%
Dillard Deptartment Stores, Inc.
7.150%	02/01/07	500,000	503,750
Dillards, Inc.
6.430%	08/01/04	1,000,000	1,010,000
JC Penney Corporation, Inc.
8.000%	03/01/10	2,000,000	2,105,000

			3,618,750

Oil & Gas — 11.1%
Chesapeake Energy Corporation
8.375%	11/01/08	500,000	543,750
8.125%	04/01/11	250,000	270,625
El Paso Corporation
7.750%	01/15/32	500,000	423,750
Encore Acquisition Company
8.375%	06/15/12	1,500,000	1,612,500
Ethyl Corporation[a]
8.875%	05/01/10	1,000,000	1,025,000
Ferrellgas Partners LP
8.750%	06/15/12	1,000,000	1,090,000
Frontier Escrow Corporation
8.000%	04/15/13	1,000,000	1,050,000
Frontier Oil Corporation
9.125%	02/15/06	650,000	671,125
GemStone Inv Ltd.[a]
7.710%	10/31/04	750,000	750,000
Grant Prideco
9.000%	12/15/09	500,000	557,500
Grey Wolf, Inc.
8.875%	07/01/07	340,000	351,900
Key Energy Services, Inc.
6.375%	05/01/13	750,000	765,000
Lone Star Technologies, Inc.
9.000%	06/01/11	1,000,000	1,047,500

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS	2003 SEMI-ANNUAL REPORT	page	22

TRANSAMERICA PREMIER HIGH YIELD BOND FUND (CONTINUED)

Schedule of Investments — June 30, 2003 (Unaudited)

		Principal Amount	Market Value

Transcontinental Gas Pipe Line Corporation, Series B
8.875%	07/15/12	$1,000,000	$1,135,000
Universal Compression, Inc.[a]
7.250%	05/15/10	500,000	520,000
Western Oil Sands, Inc.
8.375%	05/01/12	750,000	840,000
Westport Resources Corporation
8.250%	11/01/11	500,000	550,000
Williams Companies, Inc.
8.625%	06/01/10	500,000	525,000

			13,728,650

Paper & Forest Products — 1.9%
Donohue Forest Products, Inc.
7.625%	05/15/07	125,000	133,750
Longview Fibre Company
10.000%	01/15/09	1,500,000	1,672,500
Louisiana Pacific Corporation
10.875%	11/15/08	500,000	572,500

			2,378,750

Personal Products — 0.4%
Jafra Cosmetics International, Inc.
10.750%	05/15/11	500,000	525,000

Pharmaceuticals — 0.8%
Omnicare, Inc.
6.125%	06/01/13	1,000,000	1,025,000

Retail Grocery — 1.3%
Delhaize America, Inc.
8.125%	04/15/11	1,500,000	1,650,000

Road & Rail — 1.5%
Bombardier, Inc.
6.750%	05/01/12	1,000,000	1,030,000
RailAmerica Transportation Corporation
12.875%	08/15/10	750,000	837,188

			1,867,188

Specialty Retail — 3.1%
Dan River, Inc.[a]
12.750%	04/15/09	1,500,000	1,357,500
Danka Business Systems PLC
0.000%[1]	04/01/04	1,000,000	990,000
11.000%[a]	06/15/10	1,000,000	990,000
Phillips Van Heusen Corporation[a]
8.125%	05/01/13	500,000	515,625

			3,853,125

Technology — 0.6%
L 3 Communications Corporation
6.125%	07/15/13	500,000	507,500
United Components, Inc.
9.375%	06/15/13	250,000	260,625

			768,125

			Principal Amount	Market Value

Transportation Services — 1.3%
HORNBECK-LEEVAC Marine Services, Inc.
	10.625%	08/01/08	$1,500,000	$1,661,250

Miscellaneous — 0.4%
Corrections Corp of America
	7.500%	05/01/11	500,000	525,000

Wireless Telecommunications Services — 0.8%
TSI Telecommunications Services, Inc.
	12.750%	02/01/09	1,000,000	995,000

Total Corporate Bonds
(cost $99,886,958)				105,957,482

CONVERTIBLE BONDS — 10.6%
Drugs & Health Care — 0.8%
IVAXCorporation
	4.500%	05/15/08	1,000,000	975,000

Healthcare Providers & Services — 0.4%
LifePoint Hospital, Inc.
	4.500%	06/01/09	500,000	485,625

Pharmaceuticals — 1.5%
Alpharma Inc.
	3.000%	06/01/06	675,000	792,281
Omnicare, Inc.
	5.000%	12/01/07	1,000,000	1,028,750

				1,821,031

Semiconductor Equipment & Products — 5.2%
Analog Devices, Inc.
	4.750%	10/01/05	1,000,000	1,022,500
ASML Holding N.V.[a]
	4.250%	11/30/04	1,000,000	993,800
Cypress Semiconductor Corporation
	3.750%	07/01/05	1,000,000	1,006,250
Fairchild Semiconductor International, Inc.
	5.000%	11/01/08	500,000	484,375
International Rectifier Corporation
	4.250%	07/15/07	1,500,000	1,468,125
LSI Logic Corporation
	4.000%	11/01/06	1,500,000	1,402,500

				6,377,550

Specialty Retail — 0.8%
Best Buy Company
	2.250%	01/15/22	1,000,000	1,040,000

Wireless Telecommunications Services — 1.9%
Nextel Communications, Inc., Series A
	5.250%	01/15/10	2,500,000	2,362,500

Total Convertible Bonds
(cost $12,119,478)				13,061,706

See notes to financial statements.

page	23	TRANSAMERICA PREMIER FUNDS	2003 SEMI-ANNUAL REPORT

TRANSAMERICA PREMIER HIGH YIELD BOND FUND (CONCLUDED)

Schedule of Investments — June 30, 2003 (Unaudited)

	Shares or Principal Amount	Market Value

PREFERRED STOCKS — 1.4%
Media — 0.8%
Sinclair Capital	10,000	$1,050,000

Oil & Gas — 0.6%
TXU Corporation	20,000	690,800

Total Preferred Stocks
(cost $1,511,800)		1,740,800

TIME DEPOSIT — 4.0%
State Street Bank & Trust Company
(cost $4,974,000)	0.500%	07/01/03	$4,974,000	4,974,000

Total Investments — 101.5%
(cost $118,492,236)*				125,733,988
Liabilities in Excess of Other Assets — (1.5)%				(1,819,990)

Net Assets — 100.0%				$123,913,998

[a]	Pursuant to Rule 144A under the Act of 1933, these securities may be resold in transactions exempt from registrations, normally to qualified institutions buyers. At June 30, 2003, these securities aggregated $17,336,300 or 13.99% of the net assets of the fund.

b Variable rate security

[c]	Step Bond – coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2003. Maturity disclosed is the final maturity date.

1 Zero Coupon Bond.

2 Rate will step up to 12.250% on 01/15/06.

*	Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $7,520,625 and $278,873, respectively. Net unrealized appreciation for tax purposes is $7,241,752.

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS	2003 SEMI-ANNUAL REPORT	page	24

TRANSAMERICA PREMIER CASH RESERVE FUND

Lead Portfolio Manager: Edward S. Han, Portfolio Manager: Andrew T. Kim

Fund Performance

Investor Class shares of the Transamerica Premier Cash Reserve Fund generated a total return of 0.50% for the period. The Fund’s seven and 30-day effective yields as of June 30, 2003, were 0.91% and 0.93%, respectively.

Market Review

Economic data during the period was mixed and, in the early months, negatively affected by investor concerns about conflict in Iraq. The yield curve inverted during the first quarter, so that by March 31, 30-day securities were paying higher yields than 60 and 90-day issues. During the second quarter, the seminal event was a 0.25% interest rate cut by the Federal Reserve (the “Fed”). The Fed’s move left short-term interest rates at their lowest levels since the late 1950s. Importantly, it also was a smaller reduction than the market was anticipating.

Portfolio Review

Following the war in Iraq, the markets looked for improvements in economic data. When that upturn did not materialize quickly, the market concluded that the Fed would further stimulate the economy with a 0.50% rate cut. Subsequent data indicated the economy was indeed progressing, albeit slowly. Choosing apparently to err on the side of conservatism, the Fed reduced rates by just 0.25%.

This was good news for the Fund. Unlike the market, we had not considered a 0.50% rate cut likely and had positioned the Fund for a smaller reduction by making an above-average allocation to shorter-term investments. These were providing relatively strong yields compared to longer-term instruments, and their prices actually rose when the Fed made the less-than-anticipated rate cut.

Going Forward

As the third quarter begins, there is an abundance of economic stimuli in the system, including historically low interest rates and lower income-tax rates. In keeping with this, we are positioning the fund for further improvements in the economy.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

TRANSAMERICA PREMIER CASH RESERVE FUND WITH THE IMONEYNET MONEY FUND REPORT**

Total Returns As of June 30, 2003	Average Annual Total Return
	One Year	Five Years	Since Inception*

Investor Class	1.25%	4.05%	4.55%

Class A	0.90%	3.69%	4.18%

The iMoneyNet Money Fund Report	0.79%	3.54%	4.05%

iMoneyNet™ (formerly the IBC’s Money Fund Report™) — All Taxable, First Tier is a composite of taxable money market funds that meet the SEC’s definition of first tier securities contained in Rule 2a-7 under the Investment Company Act of 1940. It does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although, the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The seven-day current and effective yields were 0.91% and 0.91% for the Investor Class, 0.56% and 0.56% for Class A, respectively, as of June 30, 2003.

*	Investor Class — October 2, 1995. Class A — June 30, 1998; average annual returns are based on the October 2, 1995 commencement date for the Investor Class.

**	Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through June 30, 2003.

Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

page	25	TRANSAMERICA PREMIER FUNDS	2003 SEMI-ANNUAL REPORT

TRANSAMERICA PREMIER CASH RESERVE FUND

Schedule of Investments — June 30, 2003 (Unaudited)

		Principal Amount	Market Value

COMMERCIAL PAPER—DOMESTIC — 75.6%
Beverages — 4.6%
Coca Cola Company
1.170%	08/04/03	$500,000	$499,448
1.180%	08/05/03	500,000	499,426
1.180%	08/15/03	800,000	798,820
0.930%	08/26/03	360,000	359,479

			2,157,173

Chemicals — 4.8%
E. I. du Pont de Nemours and Company
1.160%	07/10/03	700,000	699,797
1.160%	07/14/03	700,000	699,707
1.160%	07/17/03	650,000	649,665
0.910%	09/17/03	190,000	189,625

			2,238,794

Commercial Financial Services — 4.6%
General Electric Capital Corporation
1.250%	07/01/03	250,000	250,000
1.230%	07/08/03	400,000	399,904
1.230%	07/09/03	400,000	399,891
1.220%	07/21/03	300,000	299,797
1.200%	07/23/03	500,000	499,633
1.003%	11/10/03	330,000	328,778

			2,178,003

Commercial Services & Supplies — 0.8%
R. R. Donnelley & Sons Company
1.190%	07/25/03	350,000	349,722

Computers & Peripherals — 5.2%
IBM Corporation
1.200%	07/23/03	400,000	399,707
1.250%	09/04/03	1,000,000	997,743
1.240%	09/05/03	600,000	598,636
1.220%	10/03/03	460,000	458,534

			2,454,620

Diversified Financials — 21.3%
Goldman Sachs Group LP
1.260%	07/07/03	300,000	299,937
1.160%	08/18/03	700,000	698,917
1.180%	10/01/03	600,000	598,191
1.180%	10/06/03	360,000	358,856
1.180%	10/07/03	300,000	299,036
Merrill Lynch & Company, Inc.
1.120%	08/06/03	250,000	249,720
1.080%	08/13/03	980,000	978,736
1.040%	09/09/03	600,000	598,786
Toyota Motor Credit Company
1.210%	07/09/03	600,000	599,839
1.000%	08/11/03	500,000	499,430
1.140%	08/29/03	250,000	249,533
1.010%	09/05/03	380,000	379,296
1.050%	09/05/03	500,000	499,038

		Principal Amount	Market Value

UBS Finance, Inc.
1.200%	07/02/03	$300,000	$299,990
1.200%	07/07/03	500,000	499,900
1.120%	07/11/03	500,000	499,844
0.930%	09/18/03	400,000	399,184
USAA Capital Corporation
1.120%	08/12/03	2,000,000	1,997,387

			10,005,620

Financial Services — 18.3%
American Honda Finance
1.220%	07/11/03	900,000	899,695
1.200%	07/16/03	400,000	399,800
1.190%	07/29/03	1,130,000	1,128,954
Asset Securitization Cooperative Corporation
1.220%	07/09/03	1,100,000	1,099,702
1.230%	07/11/03	325,000	324,889
1.220%	07/18/03	300,000	299,827
1.030%	09/09/03	400,000	399,199
Caterpillar Financial Services Corporation
1.190%	07/08/03	540,000	539,875
1.240%	07/15/03	300,000	299,855
1.180%	07/22/03	300,000	299,794
1.160%	07/30/03	680,000	679,365
1.190%	09/02/03	400,000	399,167
Ciesco LP
1.230%	07/11/03	300,000	299,898
1.230%	07/16/03	1,000,000	999,487
1.130%	07/17/03	500,000	499,749

			8,569,256

Food & Drug Retailing — 3.8%
Unilever Capital Corporation
1.200%	07/10/03	670,000	669,799
1.040%	07/18/03	750,000	749,632
0.980%	08/21/03	380,000	379,472

			1,798,903

Insurance — 4.7%
AIG Funding, Inc.
1.160%	08/08/03	500,000	499,388
1.220%	08/19/03	250,000	249,585
0.850%	09/25/03	700,000	698,579
0.850%	09/26/03	600,000	598,767
1.210%	10/02/03	150,000	149,531

			2,195,850

Oil & Gas — 4.3%
Chevrontexaco Funding Corporation
1.010%	08/04/03	1,000,000	999,046
1.010%	08/05/03	1,000,000	999,018

			1,998,064

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS	2003 SEMI-ANNUAL REPORT	page	26

TRANSAMERICA PREMIER CASH RESERVE FUND (CONCLUDED)

Schedule of Investments — June 30, 2003 (Unaudited)

		Principal Amount	Market Value

Pharmaceuticals — 3.2%
Merck & Company, Inc.
1.020%	07/10/03	$166,000	$165,958
0.880%	09/12/03	700,000	698,751
1.050%	09/12/03	200,000	199,574
Pfizer, Inc.
1.180%	07/01/03	450,000	450,000

			1,514,283

Total Commercial Paper – Domestic
(amortized cost $35,460,288)			35,460,288

COMMERCIAL PAPER — FOREIGN — 11.0%
Banks — 4.8%
Toronto Dominion Holdings
1.180%	08/06/03	700,000	699,174
1.190%	08/06/03	350,000	349,584
1.190%	09/10/03	310,000	309,272
1.000%	09/23/03	900,000	897,900

			2,255,930

Financial Services — 2.1%
Abbey National Treasury Services PLC
1.040%	09/03/03	1,000,000	998,151

Food Products — 4.1%
Canadian Wheat Board
1.160%	07/02/03	406,000	405,987
1.240%	07/22/03	250,000	249,819
1.110%	07/28/03	750,000	749,376
1.110%	09/08/03	500,000	498,936

			1,904,118

Total Commercial Paper — Foreign
(amortized cost $5,158,199)			5,158,199

U.S. GOVERNMENT SECURITIES — 13.0%
Federal National Mortgage Association
1.160%	07/25/03	380,000	379,706
1.150%	07/30/03	475,000	474,560
1.220%	07/30/03	880,000	879,135
1.145%	08/20/03	370,000	369,412
1.220%	08/20/03	1,000,000	998,305
1.120%	08/25/03	500,000	499,145
1.230%	08/27/03	600,000	598,832
1.170%	09/24/03	750,000	747,928
1.130%	10/29/03	600,000	597,740
1.160%	10/29/03	580,000	577,757

Total U.S. Government Securities
(amortized cost $6,122,520)			6,122,520

See notes to financial statements.

			Principal Amount	Market Value

TIME DEPOSIT — 0.7%
State Street Bank & Trust Company
(amortized cost $309,000)	0.500%	07/01/03	$309,000	$309,000

Total Investments — 100.3%
(amortized cost $47,050,007)				47,050,007
Liabilities in Excess of Other Assets — (0.3)%				(147,371)

Net Assets — 100.0%				$46,902,636

page	27	TRANSAMERICA PREMIER FUNDS	2003 SEMI-ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2003 (Unaudited)

	Transamerica Premier Core Equity Fund	Transamerica Premier Equity Fund	Transamerica Premier Focus Fund	Transamerica Premier Growth Opportunities Fund	Transamerica Premier Balanced Fund	Transamerica Premier Bond Fund	Transamerica Premier High Yield Bond Fund	Transamerica Premier Cash Reserve Fund

Assets
Investments, at cost	$14,823,493	$132,099,665	$81,556,961	$76,685,472	$143,523,761	$26,970,122	$118,492,236	$47,050,007

Investments, at value	$15,551,015	$150,090,200	$89,211,038	$91,914,060	$156,196,292	$27,993,722	$125,733,988	$47,050,007
Cash	341	366	315	616	39,487	432	994	846
Receivables:
Dividends and interest	8,787	63,981	10,101	12,488	839,016	427,379	2,070,447	—
Securities sold	—	855,702	2,515,218	—	1,682,640	—	5,148,126	—
Fund shares sold	2,552	152,475	11,953	19,817	22,176	707	38,000	45,313
Reimbursement from adviser	8,576	10,215	7,975	6,377	2,032	4,105	11,021	25,419
Prepaid expenses and other assets	773	3,127	4,488	4,364	10,738	4,248	6,174	8,946

	$15,572,044	$151,176,066	$91,761,088	$91,957,722	$158,792,381	$28,430,593	$133,008,750	$47,130,531

Liabilities
Payables:
Securities purchased	103,842	—	1,113,953	1,258,697	215,000	150,000	7,231,022	—
Fund shares redeemed	500	69,147	32,476	122,683	29,924	—	1,746,017	164,317
Advisory fees	9,527	108,642	63,922	63,686	98,354	14,095	57,670	13,911
Directors’ fees	180	1,623	1,497	1,346	2,266	624	2,323	660
Distribution fees	3,518	33,411	19,271	19,217	33,734	6,263	2,153	154
Other accrued expenses	23,759	81,865	73,298	79,710	69,868	29,832	55,567	48,853

	141,326	294,688	1,304,417	1,545,339	449,146	200,814	9,094,752	227,895

Total Net Assets	$15,430,718	$150,881,378	$90,456,671	$90,412,383	$158,343,235	$28,229,779	$123,913,998	$46,902,636

Net Assets Consist Of:
Paid in capital	$16,207,951	$149,694,135	$132,355,102	$147,304,687	$161,344,180	$29,761,403	$148,249,665	$46,902,636
Undistributed net investment income (loss)	(12,039)	(62,485)	(297,253)	(411,097)	1,156,726	(128,534)	(73,080)	—
Accumulated net realized loss on investments	(1,492,716)	(16,740,807)	(49,255,255)	(71,709,795)	(16,830,202)	(2,426,690)	(31,504,339)	—
Net unrealized appreciation of investments	727,522	17,990,535	7,654,077	15,228,588	12,672,531	1,023,600	7,241,752	—

Total Net Assets	$15,430,718	$150,881,378	$90,456,671	$90,412,383	$158,343,235	$28,229,779	$123,913,998	$46,902,636

Investor Class
Net Assets	$11,464,932	$133,334,966	$84,405,904	$84,383,356	$147,022,472	$23,542,765	$9,059,262	$46,401,850
Shares Outstanding	1,188,966	9,130,878	7,079,167	5,992,954	8,255,221	2,493,228	1,201,430	46,401,850

Net Asset Value, Offering Price and Redemption Price Per Share	$9.64	$14.60	$11.92	$14.08	$17.81	$9.44	$7.54	$1.00

Institutional Class
Net Assets	$—	$—	$—	$—	$—	$—	$114,854,736	$—
Shares Outstanding	—	—	—	—	—	—	15,340,141	—

Net Asset Value, Offering Price and Redemption Price Per Share	$—	$—	$—	$—	$—	$—	$7.49	$—

Class A
Net Assets	$3,965,786	$17,546,412	$6,050,767	$6,029,027	$11,320,763	$4,687,014	$—	$500,786
Shares Outstanding	413,061	1,217,674	510,196	430,932	638,392	497,201	—	500,786

Net Asset Value and Redemption Price Per Share	$9.60	$14.41	$11.86	$13.99	$17.73	$9.43	$—	$1.00

Maximum Sales Charge	5.25%	5.25%	5.25%	5.25%	5.25%	4.75%
Maximum Offering Price Per Share	$10.13	$15.21	$12.52	$14.77	$18.71	$9.90	$—	$—

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2003 SEMI-ANNUAL REPORT	page	28

STATEMENTS OF OPERATIONS

For the six month period ended June 30, 2003 (Unaudited)

	Transamerica Premier Core Equity Fund	Transamerica Premier Equity Fund	Transamerica Premier Focus Fund	Transamerica Premier Growth Opportunities Fund	Transamerica Premier Balanced Fund	Transamerica Premier Bond Bond Fund	Transamerica Premier High Yield Bond Fund	Transamerica Premier Cash Reserve Fund

Investment Income
Interest income	$6,574	$31,545	$26,046	$25,575	$1,360,367	$627,563	$5,344,559	$306,874
Dividend income	59,370	450,325	223,658	154,332	718,938	—	97,813	—
Other income (Note B)	—	460,821	—	—	71,481	—	—	—

Total Income	65,944	942,691	249,704	179,907	2,150,786	627,563	5,442,372	306,874

Expenses
Investment adviser fee	47,751	582,338	330,790	357,576	535,455	83,965	330,892	85,134
Transfer agent and shareholder servicing fees:
Investor class	21,416	129,200	112,264	102,152	85,664	26,911	20,826	71,355
Institutional class	—	—	—	—	—	—	15,868	—
Class A	17,031	31,705	17,568	17,294	23,403	18,702	—	12,881
Distribution fees:
Investor class	11,962	151,226	91,975	100,038	166,452	29,268	10,635	—
Class A	5,537	28,070	7,442	7,180	16,846	8,004	—	1,819
Custodian fees	17,013	40,485	30,460	33,995	44,965	19,579	37,722	29,488
Registration fees	11,009	12,000	15,323	15,224	15,520	9,321	5,455	13,439
Audit fees	1,307	13,124	8,686	9,561	15,270	3,201	13,070	5,460
Legal fees	234	2,425	1,624	1,794	2,784	575	2,372	1,032
Printing	1,832	18,783	12,442	13,823	21,523	4,512	18,357	7,972
Directors’ fees and expenses	373	3,797	2,544	2,927	4,284	865	3,486	1,696
Other expenses	526	5,417	3,481	4,432	5,988	1,162	4,807	2,373

Total expenses before waiver and reimbursement	135,991	1,018,570	634,599	665,996	938,154	206,065	463,490	232,649
Reimbursed expenses and waived fees	(58,008)	(13,394)	(87,642)	(74,992)	(11,905)	(21,855)	(61,803)	(170,045)

Net Expenses	77,983	1,005,176	546,957	591,004	926,249	184,210	401,687	62,604

Net Investment Income (Loss)	(12,039)	(62,485)	(297,253)	(411,097)	1,224,537	443,353	5,040,685	244,270

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(333,558)	(3,069,682)	(2,558,994)	(6,866,805)	(825,269)	734,579	3,424,156	—
Change in net unrealized appreciation of investments	1,559,171	20,975,198	17,440,709	16,495,909	10,328,553	533,457	4,681,910	—

Net Realized and Unrealized Gain on Investments	1,225,613	17,905,516	14,881,715	9,629,104	9,503,284	1,268,036	8,106,066	—

Net Increase in Net Assets From Operations	$1,213,574	$17,843,031	$14,584,462	$9,218,007	$10,727,821	$1,711,389	$13,146,751	$244,270

See notes to financial statements

page	29	TRANSAMERICA PREMIER FUNDS	2003 SEMI-ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

	Transamerica Premier Core Equity Fund		Transamerica Premier Equity Fund		Transamerica Premier Focus Fund
	Period Ended June 30, 2003 (Unaudited)	Year Ended December 31, 2002	Period Ended June 30, 2003 (Unaudited)	Year Ended December 31, 2002	Period Ended June 30, 2003 (Unaudited)	Year Ended December 31, 2002

Increase (Decrease) in Net Assets
Operations
Net investment loss	$(12,039)	$(19,969)	$(62,485)	$(1,142,251)	$(297,253)	$(920,038)
Net realized loss on investments	(333,558)	(896,514)	(3,069,682)	(8,526,518)	(2,558,994)	(22,073,085)
Net change in unrealized appreciation (depreciation) of investments	1,559,171	(1,821,960)	20,975,198	(26,144,969)	17,440,709	(6,092,078)

Net increase (decrease) in net assets resulting from operations	1,213,574	(2,738,443)	17,843,031	(35,813,738)	14,584,462	(29,085,201)

Dividends / Distributions to Shareholders
Net investment income:
Investor class	—	—	—	—	—	—
Institutional class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class M	—	—	—	—	—	—
Net realized gains:
Investor class	—	—	—	—	—	—
Institutional class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class M	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from distributions	—	—	—	—	—	—

Net Fund Share Transactions	3,119,076	2,001,185	21,799,687	(8,442,824)	(603,164)	(3,937,393)

Net increase (decrease) in net assets	4,332,650	(737,258)	39,642,718	(44,256,562)	13,981,298	(33,022,594)
Net Assets
Beginning of period	11,098,068	11,835,326	111,238,660	155,495,222	76,475,373	109,497,967

End of period[1]	$15,430,718	$11,098,068	$150,881,378	$111,238,660	$90,456,671	$76,475,373

[1]Includes undistributed net investment loss of:	$(12,039)	$—	$(62,485)	$—	$(297,253)	$—

	Transamerica Premier Growth Opportunities Fund		Transamerica Premier Balanced Fund		Transamerica Premier Bond Fund
	Period Ended June 30, 2003 (Unaudited)	Year Ended December 31, 2002	Period Ended June 30, 2003 (Unaudited)	Year Ended December 31, 2002	Period Ended June 30, 2003 (Unaudited)	Year Ended December 31, 2002

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(411,097)	$(1,208,774)	$1,224,537	$2,503,669	$443,353	$1,382,323
Net realized gain (loss) on investments	(6,866,805)	(3,499,251)	(825,269)	(10,883,353)	734,579	(2,959,141)
Net change in unrealized appreciation (depreciation) of investments	16,495,909	(16,352,503)	10,328,553	(5,971,737)	533,457	526,496

Net increase (decrease) in net assets resulting from operations	9,218,007	(21,060,528)	10,727,821	(14,351,421)	1,711,389	(1,050,322)

Dividends / Distributions to Shareholders
Net investment income:
Investor class	—	—	—	(2,772,918)	(475,991)	(1,241,944)
Institutional class	—	—	—	—	—	—
Class A	—	—	—	(147,145)	(91,514)	(140,197)
Class M	—	—	—	—	—	(14,682)
Net realized gains:
Investor class	—	—	—	—	—	(114,622)
Institutional class	—	—	—	—	—	—
Class A	—	—	—	—	—	(21,020)
Class M	—	—	—	—	—	—

Net decrease in net assets resulting from distributions	—	—	—	(2,920,063)	(567,505)	(1,532,465)

Net Fund Share Transactions	(3,258,986)	(26,911,349)	13,223,498	11,597,034	(879,086)	6,991,291

Net increase (decrease) in net assets	5,959,021	(47,971,877)	23,951,319	(5,674,450)	264,798	4,408,504
Net Assets
Beginning of period	84,453,362	132,425,239	134,391,916	140,066,366	27,964,981	23,556,477

End of period[1]	$90,412,383	$84,453,362	$158,343,235	$134,391,916	$28,229,779	$27,964,981

[1]Includes undistributed net investment income (loss) of:	$(411,097)	$—	$1,156,726	$—	$(128,534)	$—

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2003 SEMI-ANNUAL REPORT	page	30

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

	Transamerica Premier High Yield Bond Fund		Transamerica Premier Cash Reserve Fund
	Period Ended June 30, 2003 (Unaudited)	Year Ended December 31, 2002	Period Ended June 30, 2003 (Unaudited)	Year Ended December 31, 2002

Increase (Decrease) in Net Assets Operations
Net investment income	$5,040,685	$10,234,731	$244,270	$2,056,062
Net realized gain (loss) on investments	3,424,156	(16,694,632)	—	—
Net change in unrealized appreciation of investments	4,681,910	4,380,272	—	—

Net increase (decrease) in net assets resulting from operations	13,146,751	(2,079,629)	244,270	2,056,062

Dividends / Distributions to Shareholders
Net investment income:
Investor class	(342,938)	(372,236)	(240,797)	(2,016,788)
Institutional class	(4,730,745)	(9,985,793)	—	—
Class A	—	—	(3,473)	(22,876)
Class M	—	—	—	(16,398)
Net realized gains:
Investor class	—	—	—	—
Institutional class	—	—	—	—
Class A	—	—	—	—
Class M	—	—	—	—

Net decrease in net assets resulting from distributions	(5,073,683)	(10,358,029)	(244,270)	(2,056,062)

Net Fund Share Transactions	2,593,003	22,779,871	(2,594,134)	(24,944,591)

Net increase (decrease) in net assets	10,666,071	10,342,213	(2,594,134)	(24,944,591)
Net Assets
Beginning of period	113,247,927	102,905,714	49,496,770	74,441,361

End of period[1]	$123,913,998	$113,247,927	$46,902,636	$49,496,770

[1]Includes undistributed net investment income (loss) of:	$(73,080)	$188	$—	$—

page	31	TRANSAMERICA PREMIER FUNDS	2003 SEMI-	ANNUAL REPORT

See notes to financial statements

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Core Equity Fund

	Investor Class
	Period Ended June 30, 2003 (Unaudited)		Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999		Period Ended December 31, 1998*

Net Asset Value
Beginning of period	$8.87		$11.10	$12.12	$11.37	$10.59		$10.00

Operations
Net investment loss[1]	(0.01)[a]		(0.01)[a]	(0.11)	(0.10)[a]	(0.10)[a]		—
Net realized and unrealized gain (loss) on investments	0.78		(2.22)	(0.87)	1.32	0.88		0.62

Total from investment operations	0.77		(2.23)	(0.98)	1.22	0.78		0.62

Dividends/Distributions to Shareholders
Net investment income	—		—	—	—	—		(0.03)
Net realized gains on investments	—		—	(0.04)	(0.47)	—		—

Total dividends/distributions	—		—	(0.04)	(0.47)	—		(0.03)

Net Asset Value
End of period	$9.64		$8.87	$11.10	$12.12	$11.37		$10.59

Total Return[2]	8.68%		(20.09% )	(8.10% )	10.72%	7.37%		6.19%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.20%	†	1.20%	1.20%	1.20%	1.20%		1.20%	†
Before reimbursement/fee waiver	1.93%	†	2.02%	1.77%	1.82%	1.96%		2.21%	†
Net investment loss, after reimbursement/fee waiver	(0.17%	)†	(0.15% )	(0.91% )	(0.82% )	(0.90%	)	(0.04%	)†
Portfolio turnover rate	18%		72%	61%	52%	87%		72%
Net assets, end of period (in thousands)	$11,465		$8,822	$10,980	$12,311	$9,256		$9,111

	Transamerica Premier Equity Fund

	Investor Class
	Period Ended June 30, 2003 (Unaudited)		Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Year Ended December 31, 1998

Net Asset Value
Beginning of period	$12.93		$17.11	$20.77	$31.96	$24.78	$18.53

Operations
Net investment loss[1]	(0.01)[a]		(0.13)[a]	(0.20)	(0.34)[a]	(0.29)[a]	(0.15)
Net realized and unrealized gain (loss) on investments	1.68		(4.05)	(3.46)	(3.42)	8.40	6.42

Total from investment operations	1.67		(4.18)	(3.66)	(3.76)	8.11	6.27

Dividends/Distributions to Shareholders
Net investment income	—		—	—	—	—	—
Net realized gains on investments	—		—	—	(7.43)	(0.93)	(0.02)

Total dividends/distributions	—		—	—	(7.43)	(0.93)	(0.02)

Net Asset Value
End of period	$14.60		$12.93	$17.11	$20.77	$31.96	$24.78

Total Return[2]	12.92%		(24.43% )	(17.62% )	(13.81% )	33.26%	33.85%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.45%	†	1.42%	1.34%	1.26%	1.30%	1.42%
Before reimbursement/fee waiver	1.45%	†	1.42%	1.34%	1.26%	1.30%	1.42%
Net investment loss, after reimbursement/fee waiver	(0.08%	)†	(0.91% )	(0.98% )	(1.07% )	(1.07% )	(0.96% )
Portfolio turnover rate	26%		34%	42%	40%	42%	59%
Net assets, end of period (in thousands)	$133,335		$96,788	$153,607	$241,814	$323,538	$290,318

† Annualized

* Inception (Investor Class) — March 31, 1998; fund commenced operations on April 1, 1998.

1Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.05), $(0.10), $(0.18), $(0.18), $(0.18) and $(0.08) for the Core Equity Fund, and $(0.01), $(0.13), $(0.20), $(0.34), $(0.29) and $(0.15) for the Equity Fund for the periods ended June 30, 2003 and December 31, 2002, 2001, 2000, 1999 and 1998, respectively.

2Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year.

aPer share net investment income has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2003 SEMI-ANNUAL REPORT	page	32

	Transamerica Premier Focus FundÙ

	Investor Class
	Period Ended June 30, 2003 (Unaudited)		Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Year Ended December 31, 1998

Net Asset Value
Beginning of period	$9.94		$13.84	$19.24	$33.55	$22.42	$12.18

Operations
Net investment loss[1]	(0.04)[a]		(0.12)[a]	(0.14)[a]	(0.39)[a]	(0.33)[a]	(0.04)
Net realized and unrealized gain (loss) on investments	2.02		(3.78)	(4.46)	(4.35)	12.37	10.28

Total from investment operations	1.98		(3.90)	(4.60)	(4.74)	12.04	10.24

Dividends/Distributions to Shareholders
Net investment income	—		—	—	—	—	—
Net realized gains on investments	—		—	(0.80)	(9.57)	(0.91)	—

Total dividends/distributions	—		—	(0.80)	(9.57)	(0.91)	—

Net Asset Value
End of period	$11.92		$9.94	$13.84	$19.24	$33.55	$22.42

Total Return[2]	19.92%		(28.18% )	(23.92% )	(18.60% )	54.25%	84.07%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.40%	†	1.40%	1.40%	1.32%	1.39%	1.40%
Before reimbursement/fee waiver	1.59%	†	1.56%	1.45%	1.32%	1.39%	1.60%
Net investment loss, after reimbursement/fee waiver	(0.76%	)†	(1.08% )	(0.88% )	(1.14% )	(1.30% )	(0.92%	)
Portfolio turnover rate	30%		43%	70%	65%	80%	32%
Net assets, end of period (in thousands)	$84,406		$73,525	$107,384	$171,901	$236,741	$177,493

	Transamerica Premier Growth Opportunities Fund

	Investor Class
	Period Ended June 30, 2003 (Unaudited)		Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Year Ended December 31, 1998

Net Asset Value
Beginning of period	$12.69		$15.57	$20.82	$38.95	$21.99	$12.49

Operations
Net investment loss[1]	(0.06)[a]		(0.16)[a]	(0.17)[a]	(0.44)[a]	(0.29)[a]	(0.02)
Net realized and unrealized gain (loss) on investments	1.45		(2.72)	(4.42)	(7.70)	20.29	9.93

Total from investment operations	1.39		(2.88)	(4.59)	(8.14)	20.00	9.91

Dividends/Distributions to Shareholders
Net investment income	—		—	—	—	—	—
Net realized gains on investments	—		—	(0.66)	(9.99)	(3.04)	(0.41)

Total dividends/distributions	—		—	(0.66)	(9.99)	(3.04)	(0.41)

Net Asset Value
End of period	$14.08		$12.69	$15.57	$20.82	$38.95	$21.99

Total Return[2]	10.95%		(18.50% )	(22.07% )	(26.00% )	93.99%	80.27%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.40%	†	1.40%	1.40%	1.26%	1.34%	1.40%
Before reimbursement/fee waiver	1.54%	†	1.42%	1.41%	1.26%	1.34%	1.59%
Net investment loss, after reimbursement/fee waiver	(0.97%	)†	(1.12% )	(1.07% )	(1.11% )	(1.09% )	(0.67% )
Portfolio turnover rate	15%		37%	55%	78%	50%	26%
Net assets, end of period (in thousands)	$84,383		$81,481	$130,559	$224,934	$345,341	$209,388

† Annualized

ÙOn May 1, 2003, the name of the Fund changed from the Transamerica Premier Aggressive Growth Fund to the Transamerica Premier Focus Fund.

1Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.05), $(0.14), $(0.15), $(0.39), $(0.33) and $(0.05) for the Focus Fund and $(0.07), $(0.16), $(0.17), $(0.44), $(0.29) and $(0.03) for the Growth Opportunities Fund for the periods ended June 30, 2003 and December 31, 2002, 2001, 2000, 1999 and 1998, respectively.

2Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year.

aPer share net investment loss has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

page	33	TRANSAMERICA PREMIER FUNDS	2003 SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONTINUED)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Balanced Fund

	Investor Class
	Period Ended June 30, 2003 (Unaudited)		Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Year Ended December 31, 1998

Net Asset Value
Beginning of period	$16.60		$18.70	$20.09	$20.50	$19.24	$15.54

Operations
Net investment income[1]	0.14[2,a]		0.32[2,a]	0.34[2]	0.42[a]	0.35[a]	0.23
Net realized and unrealized gain (loss) on investments	1.07		(2.05)	(1.38)	1.59	2.43	4.31

Total from investment operations	1.21		(1.73)	(1.04)	2.01	2.78	4.54

Dividends/Distributions to Shareholders
Net investment income	—		(0.37)	(0.31)	(0.28)	(0.37)	(0.22)
Net realized gains on investments	—		—	(0.04)	(2.14)	(1.15)	(0.62)

Total dividends/distributions	—		(0.37)	(0.35)	(2.42)	(1.52)	(0.84)

Net Asset Value
End of period	$17.81		$16.60	$18.70	$20.09	$20.50	$19.24

Total Return[3]	7.29%		(9.24% )	(5.22% )	9.89%	14.81%	29.30%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.28%	†	1.25%	1.21%	1.24%	1.31%	1.43%
Before reimbursement/fee waiver	1.28%	†	1.25%	1.21%	1.24%	1.31%	1.43%
Net investment income, after reimbursement/fee waiver	1.73%2,	†	1.79%[2]	1.76%[2]	1.89%	1.76%	1.60%
Portfolio turnover rate	24%		57%	77%	96%	61%	32%
Net assets, end of period (in thousands)	$147,022		$126,564	$138,588	$107,140	$64,448	$61,920

	Transamerica Premier Bond Fund

	Investor Class
	Period Ended June 30, 2003 (Unaudited)		Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Year Ended December 31, 1998

Net Asset Value
Beginning of period	$9.06		$9.99	$9.87	$9.73	$10.41	$10.19

Operations
Net investment income[1]	0.15[2]		0.49[2,a]	0.57[2]	0.62	0.58	0.61
Net realized and unrealized gain (loss) on investments	0.42		(0.89)	0.33	0.14	(0.60)	0.33

Total from investment operations	0.57		(0.40)	0.90	0.76	(0.02)	0.94

Dividends/Distributions to Shareholders
Net investment income	(0.19)		(0.49)	(0.57)	(0.62)	(0.59)	(0.61)
Net realized gains on investments	—		(0.04)	(0.21)	—	(0.07)	(0.11)

Total dividends/distributions	(0.19)		(0.53)	(0.78)	(0.62)	(0.66)	(0.72)

Net Asset Value
End of period	$9.44		$9.06	$9.99	$9.87	$9.73	$10.41

Total Return[3]	6.31%		(3.88% )	9.36%	8.10%	(0.22% )	9.58%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.30%	†	1.30%	1.30%	1.30%	1.30%	1.30%
Before reimbursement/fee waiver	1.34%	†	1.36%	1.36%	1.40%	1.47%	1.47%
Net investment income, after reimbursement/fee waiver	3.19%2,	†	5.28%[2]	5.32%[2]	6.41%	5.82%	5.94%
Portfolio turnover rate	122%		258%	442%	461%	301%	165%
Net assets, end of period (in thousands)	$23,543		$23,609	$22,914	$20,200	$16,833	$17,340

†Annualized

1Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net income per share would have been $0.14, $0.32, $0.34, $0.42, $0.35, and $0.23 for the Balanced Fund and $0.15, $0.48, $0.56, $0.62, $0.57 and $0.59 for the Bond Fund for the periods ended June 30, 2003 and December 31, 2002, 2001, 2000, 1999, and 1998, respectively.

2If the Fund had not adopted the provisions of the AICPA Guide for Investment Companies, net investment income per share would have been $0.16, $0.33 and $0.34 and the ratio of net investment income to average net assets would have been 1.89%, 1.89% and 1.87% for the Balanced Fund; and net investment income per share would have been $0.19, $0.49 and $0.56 and the ratio of net investment income to average net assets would have been 4.07%, 5.34% and 5.54% for the Bond Fund for the periods ended June 30, 2003 and December 31, 2002 and 2001, respectively.

3Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year.

aPer share net investment loss has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2003 SEMI-ANNUAL REPORT	page	34

	Transamerica Premier High Yield Bond Fund

	Investor Class
	Period Ended June 30, 2003 (Unaudited)		Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Period Ended December 31, 1998*

Net Asset Value
Beginning of period	$7.05		$7.96	$8.35	$9.29	$9.63	$10.00

Operations
Net investment income[1]	0.30[3]		0.68[3,a]	0.71[3]	0.77	0.79	0.73
Net realized and unrealized gain (loss) on investments	0.49		(0.89)	(0.35)	(0.93)	(0.27)	(0.68)

Total from investment operations	0.79		(0.21)	0.36	(0.16)	0.52	0.05

Dividends/Distributions to Shareholders
Net investment income	(0.30)		(0.70)	(0.75)	(0.78)	(0.86)	(0.41)
Net realized gains on investments	—		—	—	—	—	(0.01)

Total dividends/distributions	(0.30)		(0.70)	(0.75)	(0.78)	(0.86)	(0.42)

Net Asset Value
End of period	$7.54		$7.05	$7.96	$8.35	$9.29	$9.63

Total Return[2]	11.37%		(2.60% )	4.49%	(2.01% )	5.43%	0.58%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	0.90%	†	0.90%	0.90%	0.90%	0.90%	0.90% †
Before reimbursement/fee waiver	1.55%	†	2.65%	3.54%	3.54%	3.60%	6.50% †
Net investment income, after reimbursement/fee waiver	8.01%3,	†	9.42%[3]	8.45%[3]	8.67%	8.94%	23.97% †
Portfolio turnover rate	73%		126%	119%	57%	30%	22%
Net assets, end of period (in thousands)	$9,059		$7,604	$2,161	$1,607	$1,610	$1,402

	Transamerica Premier Cash Reserve Fund

	Investor Class
	Period Ended June 30, 2003 (Unaudited)		Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Year Ended December 31, 1998

Net Asset Value
Beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Operations
Net investment income[1]	0.01		0.02	0.04	0.06	0.05	0.05
Net realized and unrealized gain (loss) on investments	—		—	—	—	—	—

Total from investment operations	0.01		0.02	0.04	0.06	0.05	0.05

Dividends/Distributions to Shareholders
Net investment income	(0.01)		(0.02)	(0.04)	(0.06)	(0.05)	(0.05)
Net realized gains on investments	—		—	—	—	—	—

Total dividends/distributions	(0.01)		(0.02)	(0.04)	(0.06)	(0.05)	(0.05)

Net Asset Value
End of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[2]	0.50%		1.62%	4.12%	6.34%	5.05%	5.45%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	0.25%	†	0.25%	0.25%	0.25%	0.25%	0.25%
Before reimbursement/fee waiver	0.89%	†	0.60%	0.74%	0.57%	0.66%	0.73%
Net investment income, after reimbursement/fee waiver	1.01%	†	1.59%	4.04%	6.16%	4.97%	5.29%
Net assets, end of period (in thousands)	$46,402		$48,290	$68,898	$136,278	$165,301	$76,267

† Annualized

* Inception (Investor Class) — June 30, 1998; fund commenced operations on July 1, 1998.

1Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income per share would have been $0.27, $0.56, $0.48, $0.55, $0.55, and $0.56 for the High Yield Bond Fund and $0.00, $0.01, $0.04, $0.06, $0.05, and $0.05 for the Cash Reserve Fund for the periods ended June 30, 2003 and December 31, 2002, 2001, 2000, 1999, and 1998, respectively.

2Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year.

3If the Fund had not adopted the provisions of the AICPA Guide for Investment Companies, net investment income per share would have been $0.30, $0.69 and $0.67, and the ratio of net investment income to average net assets would have been 8.07%, 9.54% and 9.17% for the periods ended June 30, 2003 and December 31, 2002 and 2001, respectively.

aPer share net investment income has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

page	35	TRANSAMERICA PREMIER FUNDS	2003 SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONTINUED)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier High Yield Bond Fund

	Institutional Class
	Period Ended June 30, 2003 (Unaudited)		Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Period Ended December 31, 1998*

Net Asset Value
Beginning of period	$7.01		$7.91	$8.30	$9.25	$9.61	$10.00

Operations
Net investment income[1]	0.31[3]		0.71[3,a]	0.80[3]	0.81	0.88	0.42
Net realized and unrealized gain (loss) on investments	0.48		(0.90)	(0.42)	(0.96)	(0.36)	(0.38)

Total from investment operations	0.79		(0.19)	0.38	(0.15)	0.52	0.04

Dividends/Distributions to Shareholders
Net investment income	(0.31)		(0.71)	(0.77)	(0.80)	(0.88)	(0.42)
Net realized gains on investments	—		—	—	—	—	(0.01)

Total dividends/distributions	(0.31)		(0.71)	(0.77)	(0.80)	(0.88)	(0.43)

Net Asset Value
End of period	$7.49		$7.01	$7.91	$8.30	$9.25	$9.61

Total Return[2]	11.43%		(2.24% )	4.77%	(1.88% )	5.50%	0.51%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	0.65%	†	0.65%	0.65%	0.65%	0.65%	0.65% †
Before reimbursement/fee waiver	0.71%	†	0.74%	0.69%	0.68%	0.69%	0.80% †
Net investment income, after reimbursement/fee waiver	8.41%3,	†	9.72%[3]	8.71%[3]	8.94%	9.10%	8.81% †
Portfolio turnover rate	73%		126%	119%	57%	30%	22%
Net assets, end of period (in thousands)	$114,855		$105,644	$100,745	$85,385	$77,159	$71,415

†Annualized

*Inception (Institutional Class) — June 30, 1998; fund commenced operations on July 1, 1998.

1Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income per share would have been $0.30, $0.70, $0.76, $0.80, $0.87, and $0.41 for the periods ended June 30, 2003 and December 31, 2002, 2001, 2000, 1999, and 1998, respectively.

2Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year.

3If the Fund had not adopted the provisions of the AICPA Guide for Investment Companies, net investment income per share would have been $0.30, $0.72 and $0.77, and the ratio of net investment income to average net assets would have been 8.46%, 9.84% and 9.42% for the periods ended June 30, 2003, December 31, 2002 and 2001, respectively.

aPer share net investment income has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2003 SEMI-ANNUAL REPORT	page	36

	Transamerica Premier Core Equity Fund

	Class A
	Period Ended June 30, 2003 (Unaudited)		Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999		Period Ended December 31, 1998*

Net Asset Value
Beginning of period	$8.84		$11.06	$12.09	$11.35	$10.59		$9.71

Operations
Net investment loss[1]	(0.01)[a]		(0.02)[a]	(0.12)[a]	(0.12)[a]	(0.11)[a]		(0.02)
Net realized and unrealized gain (loss) on investments	0.77		(2.20)	(0.87)	1.33	0.87		0.92

Total from investment operations	0.76		(2.22)	(0.99)	1.21	0.76		0.90

Dividends/Distributions to Shareholders
Net investment income	—		—	—	—	—		(0.02)
Net realized gains on investments	—		—	(0.04)	(0.47)	—		—

Total dividends/distributions	—		—	(0.04)	(0.47)	—		(0.02)

Net Asset Value
End of period	$9.60		$8.84	$11.06	$12.09	$11.35		$10.59

Total Return[2]	8.60%		(20.07% )	(8.20% )	10.65%	7.18%		9.31%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.30%	†	1.30%	1.30%	1.30%	1.30%		1.30%	†
Before reimbursement/fee waiver	2.77%	†	4.91%	16.31%	18.44%	67.64%		2533.76%	†
Net investment loss, after reimbursement/fee waiver	(0.26%	)†	(0.19% )	(1.01% )	(0.93% )	(0.99%	)	(0.42%	)†
Portfolio turnover rate	18%		72%	61%	52%	87%		72%
Net assets, end of period (in thousands)	$3,966		$2,276	$264	$224	$87		$1

	Transamerica Premier Equity Fund

	Class A
	Period Ended June 30, 2003 (Unaudited)		Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Period Ended December 31, 1998*

Net Asset Value
Beginning of period	$12.77		$16.93	$20.62	$31.88	$24.79	$22.86

Operations
Net investment loss[1]	(0.01)[a]		(0.13)[a]	(0.21)	(0.43)[a]	(0.37)[a]	(0.16)
Net realized and unrealized gain (loss) on investments	1.65		(4.03)	(3.48)	(3.40)	8.39	2.09

Total from investment operations	1.64		(4.16)	(3.69)	(3.83)	8.02	1.93

Dividends/Distributions to Shareholders
Net investment income	—		—	—	—	—	—
Net realized gains on investments	—		—	—	(7.43)	(0.93)	—

Total dividends/distributions	—		—	—	(7.43)	(0.93)	—

Net Asset Value
End of period	$14.41		$12.77	$16.93	$20.62	$31.88	$24.79

Total Return[2]	12.84%		(24.57% )	(17.90% )	(14.06% )	32.88%	8.44%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.60%	†	1.60%	1.60%	1.60%	1.60%	1.60%	†
Before reimbursement/fee waiver	1.77%	†	2.23%	7.32%	5.45%	18.56%	2133.52%	†
Net investment loss, after reimbursement/fee waiver	(0.19%	)†	(0.94% )	(1.23% )	(1.39% )	(1.33% )	(1.26%	)†
Portfolio turnover rate	26%		34%	42%	40%	42%	59%
Net assets, end of period (in thousands)	$17,546		$14,451	$598	$717	$530	$1

† Annualized

* Inception (Class A) — June 30, 1998; fund commenced operations on July 1, 1998.

1Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.07), $(0.37), $(1.84), $(2.29), $(7.21) and $(116.09) for the Core Equity Fund and $(0.02), $(0.21), $(1.18), $(1.84), $(5.01) and $(269.96) for the Equity Fund for the periods ended June 30, 2003 and December 31, 2002, 2001, 2000, 1999 and 1998, respectively.

2Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year. Performance shown does not include effects of any sales charges.

aPer share net investment loss has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

page	37	TRANSAMERICA PREMIER FUNDS	2003 SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONTINUED)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Focus FundÙ

	Class A
	Period Ended June 30, 2003 (Unaudited)		Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Period Ended December 31, 1998*

Net Asset Value
Beginning of period	$9.87		$13.76	$19.16	$33.49	$22.41	$17.55

Operations
Net investment loss[1]	(0.04)[a]		(0.12)[a]	(0.16)[a]	(0.45)[a]	(0.37)[a]	(0.11)
Net realized and unrealized gain (loss) on investments	2.03		(3.77)	(4.44)	(4.31)	12.36	4.97

Total from investment operations	1.99		(3.89)	(4.60)	(4.76)	11.99	4.86

Dividends/Distributions to Shareholders
Net investment income	—		—	—	—	—	—
Net realized gains on investments	—		—	(0.80)	(9.57)	(0.91)	—

Total dividends/distributions	—		—	(0.80)	(9.57)	(0.91)	—

Net Asset Value
End of period	$11.86		$9.87	$13.76	$19.16	$33.49	$22.41

Total Return[2]	20.16%		(28.27% )	(24.03% )	(18.71% )	54.09%	27.69%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.50%	†	1.50%	1.50%	1.50%	1.50%	1.50%	†
Before reimbursement/fee waiver	2.36%	†	4.03%	7.19%	4.44%	8.63%	2091.85%	†
Net investment loss, after reimbursement/fee waiver	(0.87%	)†	(1.13% )	(0.99% )	(1.33% )	(1.43% )	(1.07%	)†
Portfolio turnover rate	30%		43%	70%	65%	80%	32%
Net assets, end of period (in thousands)	$6,051		$2,951	$605	$795	$778	$1

	Transamerica Premier Growth Opportunities Fund

	Class A
	Period Ended June 30, 2003 (Unaudited)		Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Period Ended December 31, 1998*

Net Asset Value
Beginning of period	$12.58		$15.45	$20.68	$38.87	$21.99	$17.20

Operations
Net investment loss[1]	(0.07)[a]		(0.16)[a]	(0.18)[a]	(0.52)[a]	(0.35)[a]	(0.08)
Net realized and unrealized gain (loss) on investments	1.48		(2.71)	(4.39)	(7.68)	20.27	4.87

Total from investment operations	1.41		(2.87)	(4.57)	(8.20)	19.92	4.79

Dividends/Distributions to Shareholders
Net investment income	—		—	—	—	—	—
Net realized gains on investments	—		—	(0.66)	(9.99)	(3.04)	—

Total dividends/distributions	—		—	(0.66)	(9.99)	(3.04)	—

Net Asset Value
End of period	$13.99		$12.58	$15.45	$20.68	$38.87	$21.99

Total Return[2]	11.21%		(18.58%)	(22.12%)	(26.21%)	93.63%	27.85%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.50%	†	1.50%	1.50%	1.50%	1.50%	1.50%	†
Before reimbursement/fee waiver	2.40%	†	3.93%	7.11%	4.27%	9.86%	2146.03%	†
Net investment loss, after reimbursement/fee waiver	(1.09%)	†	(1.18%)	(1.18%)	(1.33%)	(1.26%)	(0.79%)	†
Portfolio turnover rate	15%		37%	55%	78%	50%	26%
Net assets, end of period (in thousands)	$6,029		$2,973	$680	$1,104	$1,062	$1

†Annualized

ÙOn May 1, 2003, the name of the Fund changed from the Transamerica Premier Aggressive Growth Fund to the Transamerica Premier Focus Fund.

*Inception (Class A) — June 30, 1998; fund commenced operations on July 1, 1998.

1Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed  expenses, net investment loss per share would have been $(0.08), $(0.39), $(1.05), $(1.46), $(2.21) and $(221.25) for the Focus Fund and $(0.13), $(0.50), $(1.06), $(1.63), $(2.65) and $(212.68) for the Growth Opportunities Fund for the periods June 30, 2003 and December 31, 2002, 2001, 2000, 1999 and 1998, respectively.

2Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year. Performance shown does not include effects of any sales charges.

aPer share net investment loss has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2003 SEMI-ANNUAL REPORT	page	38

	Transamerica Premier Balanced Fund

	Class A
	Period Ended June 30, 2003 (Unaudited)		Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Period Ended December 31, 1998*

Net Asset Value
Beginning of period	$ 16.55		$18.68	$20.06	$20.47	$19.25	$17.99

Operations
Net investment income[1]	0.12[3,a]		0.28[3,a]	0.28[3]	0.35[a]	0.33[a]	0.18
Net realized and unrealized gain (loss) on investments	1.06		(2.09)	(1.38)	1.60	2.39	1.87

Total from investment operations	1.18		(1.81)	(1.10)	1.95	2.72	2.05

Dividends/Distributions to Shareholders
Net investment income	—		(0.32)	(0.24)	(0.22)	(0.35)	(0.17)
Net realized gains on investments	—		—	(0.04)	(2.14)	(1.15)	(0.62)

Total dividends/distributions	—		(0.32)	(0.28)	(2.36)	(1.50)	(0.79)

Net Asset Value
End of period	$17.73		$16.55	$18.68	$20.06	$20.47	$19.25

Total Return[2]	7.13%		(9.69% )	(5.51% )	(9.57% )	14.48%	11.41%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.55%	†	1.55%	1.55%	1.55%	1.55%	1.55%	†
Before reimbursement/fee waiver	1.80%	†	2.53%	10.47%	10.25%	17.18%	2068.27%	†
Net investment income, after reimbursement/fee waiver	1.45%3,	†	1.61%[3]	1.41%[3]	1.57%	1.65%	1.73%	†
Portfolio turnover rate	24%		57%	77%	96%	61%	32%
Net assets, end of period (in thousands)	$11,321		$7,828	$ 423	$ 398	$ 339	$ 1

	Transamerica Premier Bond Fund

	Class A
	Period Ended June 30, 2003 (Unaudited)		Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Period Ended December 31, 1998*

Net Asset Value
Beginning of period	$ 9.05		$ 9.97	$9.86	$9.73	$10.40	$10.32

Operations
Net investment income[1]	0.13[3]		0.47[3,a]	0.56[3]	0.62	0.55	0.29
Net realized and unrealized gain (loss) on investments	0.43		(0.87)	0.32	0.12	(0.57)	0.19

Total from investment operations	0.56		(0.40)	0.88	0.74	(0.02)	0.48

Dividends/Distributions to Shareholders
Net investment income	(0.18)		(0.48)	(0.56)	(0.61)	(0.58)	(0.29)
Net realized gains on investments	—		(0.04)	(0.21)	—	(0.07)	(0.11)

Total dividends/distributions	(0.18)		(0.52)	(0.77)	(0.61)	(0.65)	(0.40)

Net Asset Value
End of period	$ 9.43		$9.05	$9.97	$9.86	$9.73	$10.40

Total Return[2]	6.27%		(3.90% )	9.15%	7.89%	(0.22% )	4.80%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.40%	†	1.40%	1.40%	1.40%	1.40%	1.40%	†
Before reimbursement/fee waiver	2.15%	†	2.89%	13.28%	16.72%	26.13%	2353.12%	†
Net investment income, after reimbursement/fee waiver	3.07%3,	†	5.19%[3]	5.25%[3]	6.32%	5.82%	5.66%	†
Portfolio turnover rate	122%		258%	442%	461%	301%	165%
Net assets, end of period (in thousands)	$4,687		$4,356	$ 311	$ 261	$ 145	$ 1

†Annualized

*Inception (Class A) — June 30, 1998; fund commenced operations on July 1, 1998.

1Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income (loss) per share would have been $0.10, $0.11, $(1.32), $(1.58), $(2.79) and $(214.50) for the Balanced Fund and $0.10, $0.34, $(0.66), $(0.88), $(1.77) and $(120.85) for the Bond Fund for the periods ended June 30, 2003 and December 31, 2002, 2001, 2000, 1999 and 1998, respectively.

2Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year. Performance shown does not include effects of any sales charges.

3If the Fund had not adopted the provisions of the AICPA Guide for Investment Companies, net investment income per share would have been $0.13, $0.29 and $0.27, and the ratio of net investment income to average net assets would have been 1.62%, 1.71% and 1.54% for the Balanced Fund; and net investment income per share would have been $0.17, $0.48 and $0.56, and the ratio of net investment income to average net assets would have been 3.97%, 5.25% and 5.45% for the Bond Fund for the periods ended June 30, 2003 and December 31, 2002 and 2001, respectively.

aPer share net investment income has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

page	39	TRANSAMERICA PREMIER FUNDS	2003 SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONCLUDED)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Cash Reserve Fund

	Class A
	Period Ended June 30, 2003 (Unaudited)		Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Period Ended December 31, 1998*

Net Asset Value
Beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Operations
Net investment income[1]	—	**	0.01	0.04	0.06	0.05	0.02
Net realized and unrealized gain (loss) on investments	—		—	—	—	—	—

Total from investment operations	—		0.01	0.04	0.06	0.05	0.02

Dividends/Distributions to Shareholders
Net investment income	—	**	(0.01)	(0.04)	(0.06)	(0.05)	(0.02)
Net realized gains on investments	—		—	—	—	—	—

Total dividends/distributions	—		(0.01)	(0.04)	(0.06)	(0.05)	(0.02)

Net Asset Value
End of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[2]	0.33%		1.27%	3.76%	5.97%	4.68%	2.50%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	0.60%	†	0.60%	0.60%	0.60%	0.60%	0.60%	†
Before reimbursement/fee waiver	4.14%	†	2.96%	3.02%	2.98%	4.78%	2413.01%	†
Net investment income, after reimbursement/fee waiver	0.67%	†	1.28%	3.65%	5.84%	4.58%	4.85%	†
Net assets, end of period (in thousands)	$501		$1,207	$1,658	$1,286	$819	$1

†Annualized

*Inception (Class A) — June 30, 1998; fund commenced operations on July 1, 1998.

1Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed   expenses, net investment income (loss) per share would have been $(0.01), $(0.01), $0.01, $0.03, $0.00 and $(12.31) for the periods ended June 30, 2003 and December 31, 2002, 2001, 2000, 1999 and 1998, respectively.

2Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year. Performance shown does not include effects of any sales charges.

**Amount rounds to less than 0.01.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2003 SEMI-ANNUAL REPORT	page	40

NOTES TO FINANCIAL STATEMENTS

June 30, 2003 (Unaudited)

1. Significant Accounting Policies

Transamerica Investors, Inc. (the “Company”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end, management investment company. The Company is composed of nine Funds: Transamerica Premier Core Equity Fund (the “Core Equity Fund”), Transamerica Premier Equity Fund (the “Equity Fund”), Transamerica Premier Focus Fund (the “Focus Fund”), formerly Transamerica Premier Aggressive Growth Fund, Transamerica Premier Growth Opportunities Fund (the “Growth Opportunities Fund”), Transamerica Premier Balanced Fund (the “Balanced Fund”), Transamerica Premier Bond Fund (the “Bond Fund”), Transamerica Premier High Yield Bond Fund (the “High Yield Fund”), Transamerica Premier Cash Reserve Fund (the “Cash Reserve Fund”) and Transamerica Premier Index Fund (the “Index Fund”), (collectively referred to as the “Funds”). All of the Funds are diversified except the Focus Fund, which is non-diversified. For information on investment objectives and strategies, please refer to the Funds’ prospectus.

Information pertaining to the Index Fund appears in a separate set of financial statements.

All of the Premier Funds, with the exception of the High Yield Fund, offer two classes of shares: Investor and Class A. Effective November 15, 2002, Shareholders of Class M were moved to Class A. The High Yield Fund offers two classes of shares, the Investor and the Institutional Class. Each share of each class of a Fund represents an identical legal interest in the investment of the Fund. The Investor, Institutional and Class A shares differ with respect to distribution and certain other class-specific expenses and waivers.

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements in accordance accepted accounting principles generally accepted in the United States.

(A) Valuation of Securities

Equity securities listed on a principal exchange (U.S. or foreign) and over-the-counter securities are valued at the last sale price, or, if no sale occurs, at the mean between the closing bid and the closing asked prices. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Debt securities with a maturity of 61 days or more are valued on the basis of valuations obtained from a commercial pricing service or dealer-supplied quotations. Debt securities with a maturity of 60 days or less, and all investments in the Cash Reserve Fund, are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at the fair value as determined in good faith pursuant to procedures established by the Company’s Board of Directors.

(B) Securities Transactions, Investment

Income and Expenses

Securities transactions are recorded as of the trade date. Gains and losses on sales of investments are determined on the identified cost basis for both financial statement and Federal income tax purposes. Interest income and operating expenses are recorded daily on an accrual basis. Discount is recorded on a daily basis using the effective yield method except the Cash Reserve Fund which recognized discount and premium on a straight line basis. Dividend income is recorded on the ex-dividend date. Expenses not directly chargeable to a specific Fund/class are allocated primarily on the basis of relative average daily net assets.

Included under other income is payment that the Balanced and Equity Funds received from Cendant Corporation for class action litigation.

(C) Dividends and Distributions

Dividends from net investment income on shares of the Cash Reserve Fund are declared daily and paid monthly. Dividends from net investment income on shares of the Bond Fund and High Yield Fund are declared and paid monthly. Dividends from net investment income, if any, on shares of the Core Equity Fund, the Equity Fund, the Focus Fund, the Growth Opportunities Fund and the Balanced Fund are declared and paid annually. Each Fund distributes net realized capital gains, if any, annually. Dividends and distributions paid by each Fund are recorded on the ex-dividend date, except for the Cash Reserve Fund, which records dividends daily. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds and timing differences. Dividends from net investment income are determined on a class level. Capital gains distributions are determined on a Fund level.

(D) Federal Income Taxes

Each Fund intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and by distributing to shareholders substantially all of its taxable income. Therefore, no Federal income or excise tax provision is required to be paid by each Fund.

As of December 31, 2002, the following Funds have a capital loss carry-forward:

	Expiring December 2007	Expiring December 2008	Expiring December 2009	Expiring December 2010

Core Equity Fund	$—	$—	$261,521	$894,667
Equity Fund	—	—	4,276,322	7,784,948
Focus Fund	—	—	24,245,804	21,100,831
Growth Opportunities Fund	—	—	61,300,939	3,461,246
Balanced Fund	—	—	4,127,035	11,870,040
Bond Fund	—	—	—	3,139,615
High Yield Fund	1,006,147	2,220,291	13,419,595	17,818,720

The Equity Fund, Focus Fund, Bond Fund and High Yield Fund have elected to defer post October losses as though the losses were incurred on the first day of the next calendar year, the amounts deferred were $1,459,176, $1,073,960, $573 and $403,742, respectively.

(E) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that reflect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of

page	41	TRANSAMERICA PREMIER FUNDS	2003 SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2003 (Unaudited)

the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(F) Other

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the “Guide”). Prior to the adoption of the Guide, the Balanced Fund and the Bond Fund did not amortize discounts and premiums, and the High Yield Bond Fund did not amortize premiums on fixed income securities.

The effect of adopting and applying the provisions of the Guide has not resulted in adjustments to the Funds’ net assets reported in the financial statements. Rather, the cumulative effect of the change has been reflected as an adjustment to the amount of amortized cost of debt securities held as of the beginning of the year based on retroactive computation of premium and discount from the initial acquisition date of each security. The effect of the change for the current year on net investment income, net realized and unrealized gains and losses have been reflected in the financial statements. Additionally, the effect of the change on the per share data and ratio of net investment income to average net assets has been reflected in the financial highlights.

For the period ended June 30, 2003, the effect of these changes is as follows:

	Cumulative Effect of Change to Cost of Investments	Effect on Current Year Net Investment Income	Effect on Current Year Net Realized Gain (Loss)	Effect on Current Year Unrealized Gain (Loss)

Balanced Fund	$(116,097)	$(113,701)	$65,415	$48,286
Bond Fund	(113,320)	(124,426)	15,488	108,938
High Yield Fund	(55,683)	(32,810)	17,397	15,413

2. Investment Advisory Fees And

Other Transactions With Affiliates

The Company has entered into an Investment Advisory and Administrative Services Agreement (the “Agreement”) with Transamerica Investment Management, LLC (the “Adviser”) and Transamerica Investment Services, Inc. (the “Sub-Adviser”) on behalf of each Fund. For its services to the Funds, the Adviser receives a monthly fee, based on an annual percentage of the average daily net assets of each Fund. The annual fees for the Funds are as follows:

Fund	First $1 Billion	Next $1 Billion	In Excess of $2 Billion

Core Equity Fund	0.75%	0.72%	0.70%
Equity Fund	0.85%	0.82%	0.80%
Focus Fund	0.85%	0.82%	0.80%
Growth Opportunities Fund	0.85%	0.82%	0.80%
Balanced Fund	0.75%	0.72%	0.70%
Bond Fund	0.60%	0.57%	0.55%
High Yield Fund	0.55%	0.52%	0.50%
Cash Reserve Fund	0.35%	0.35%	0.35%

The Sub-Adviser is subsidiary of Transamerica Corporation, which is a subsidiary of AEGON N.V. and owns all the capital interest of the Adviser. The Sub-Adviser receives its fee directly from the Adviser and receives no compensation from the Funds. The Adviser has agreed to waive its fees and assume any other operating expenses (other than certain extraordinary or non- recurring expenses) which together exceed a specified percentage of the average daily net assets of that Fund. These waivers and subsidies may be terminated at any time without notice. The specified percentages are as follows:

Fund	Investor Class	Institutional Class	Class A

Core Equity Fund	1.20%	—	1.30%
Equity Fund	1.50%	—	1.60%
Focus Fund	1.40%	—	1.50%
Growth Opportunities Fund	1.40%	—	1.50%
Balanced Fund	1.45%	—	1.55%
Bond Fund	1.30%	—	1.40%
High Yield Fund	0.90%	0.65%	—
Cash Reserve Fund	0.25%	—	0.60%

Transamerica Securities Sales Corporation (“TSSC”) is the principal underwriter and distributor of the shares for each of the Funds. TSSC is an indirect, wholly-owned subsidiary of AEGON N.V.

No officer, director, or employee of the Adviser, the Sub-Adviser or any of their respective affiliates receives any compensation from the Funds for acting as a director or officer of the Company. Each director of the Company who is not an “interested person” (as that term is defined in the 1940 Act) receives from the Funds a $10,000 annual fee, $1,000 for each meeting of the Company’s Board attended, and $500 for each Board committee meeting attended, and is reimbursed for expenses incurred in connection with such attendance. For the period ended June 30, 2003, the Funds expensed aggregate fees of $19,972 to all directors who are not affiliated persons of the Investment Adviser.

Certain directors and officers of the Funds are also directors and officers of the Adviser and other affiliated Transamerica entities.

As of June 30, 2003, Transamerica Corporation and its affiliates held the following percentages of outstanding shares:

Fund

Core Equity Fund	36%
Equity Fund	23%
Focus Fund	12%
Growth Opportunities Fund	15%
Balanced Fund	50%
Bond Fund	24%
High Yield Fund	97%
Cash Reserve Fund	9%

3. Distribution Plans

The 12b-1 plans of distribution and related distribution contracts require the Funds to pay distribution fees to TSSC as compensation for its activities, not as reimbursement for specific expenses. For the Investor Shares, there is an annual 12b-1 distribution fee of 0.25% of the average daily net assets, except for the Cash Reserve Fund, which pay a distribution fee of 0.10% of the average daily net assets. On November 1, 1997, TSSC agreed to waive the distribution fees indefinitely for the Cash Reserve Fund. The fee waivers may be terminated at any time without notice. For the Institutional Shares, there is no annual 12b-1 distribution fee. For Class A shares, there is an annual 12b-1 distribution fee of 0.35%.

Class A and Investor shareholders may pay an administrative fee of 0.25% of the average daily net assets of their respective class, except for the Cash Reserve and High Yield Funds. This fee is paid to securities dealers and financial intermediaries for providing personal services and account maintenance for their customers who hold such shares.

TRANSAMERICA PREMIER FUNDS	2003 SEMI-ANNUAL REPORT	page	42

4. Security Transactions

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended June 30, 2003 were as follows:

Fund	Purchases	U.S. Government Purchases	Proceeds from Sales	U.S. Government Sales

Core Equity Fund	$4,353,326	$—	$1,996,045	$—
Equity Fund	58,061,863	—	34,087,851	—
Focus Fund	20,917,723	—	40,193,801	—
Growth Opportunities Fund	11,760,007	—	17,794,309	—
Balanced Fund	44,651,616	3,868,227	28,059,846	5,004,844
Bond Fund	23,868,697	9,047,713	20,238,215	12,758,027
High Yield Fund	86,085,206	—	80,602,826	—

5. Capital Stock Transactions

At June 30, 2003, there were two billion shares of $0.001 par value stock authorized. The tables below summarize the transactions in Fund shares for the periods and class indicated.

TRANSAMERICA PREMIER CORE EQUITY FUND		Authorized Shares — 60,000,000

	Period Ended June 30, 2003 (Unaudited)		Year Ended December 31, 2002

Investor Class Shares	Shares	Amount	Shares	Amount

Capital stock sold	274,662	$2,463,668	216,823	$2,252,174
Capital stock issued upon reinvestment of dividends and distributions	—	—	—	—
Capital stock redeemed	(80,035)	(726,388)	(211,592)	(2,119,281)

Net increase	194,627	$1,737,280	5,231	$132,893

TRANSAMERICA PREMIER CORE EQUITY FUND

	Period Ended June 30, 2003 (Unaudited)		Year Ended December 31, 2002

Class A Shares	Shares	Amount	Shares	Amount

Capital stock sold	348,834	$3,182,561	345,704	$3,387,507
Capital stock issued from conversion of Class M to Class A	—	—	34,648	310,449
Capital stock issued upon reinvestment of dividends and distributions	—	—	—	—
Capital stock redeemed	(193,244)	(1,800,765)	(146,718)	(1,374,688)

Net increase	155,590	$1,381,796	233,634	$2,323,268

TRANSAMERICA PREMIER EQUITY FUND		Authorized Shares — 100,000,000

	Period Ended June 30, 2003 (Unaudited)		Year Ended December 31, 2002

Investor Class Shares	Shares	Amount	Shares	Amount

Capital stock sold	5,606,344	$75,316,313	3,000,893	$42,051,741
Capital stock issued upon reinvestment of dividends and distributions	—	—	—	—
Capital stock redeemed	(3,962,199)	(54,626,930)	(4,492,303)	(63,604,935)

Net increase (decrease)	1,644,145	$20,689,383	(1,491,410)	$(21,553,194)

TRANSAMERICA PREMIER EQUITY FUND

	Period Ended June 30, 2003 (Unaudited)		Year Ended December 31, 2002

Class A Shares	Shares	Amount	Shares	Amount

Capital stock sold	304,228	$4,048,894	1,247,301	$16,135,705
Capital stock issued from conversion of Class M to Class A	—	—	36,426	482,284
Capital stock issued upon reinvestment of dividends and distributions	—	—	—	—
Capital stock redeemed	(218,302)	(2,938,590)	(187,287)	(2,540,375)

Net increase	85,926	$1,110,304	1,096,440	$14,077,614

TRANSAMERICA PREMIER FOCUS FUNDÙ		Authorized Shares — 60,000,000

	Period Ended June 30, 2003 (Unaudited)		Year Ended December 31, 2002

Investor Class Shares	Shares	Amount	Shares	Amount

Capital stock sold	1,349,774	$14,097,996	2,260,625	$23,457,040
Capital stock issued upon reinvestment of dividends and distributions	—	—	—	—
Capital stock redeemed	(1,670,006)	(16,992,143)	(2,622,751)	(28,997,328)

Net decrease	(320,232)	$(2,894,147)	(362,126)	$(5,540,288)

TRANSAMERICA PREMIER FOCUS FUNDÙ

	Period Ended June 30, 2003 (Unaudited)		Year Ended December 31, 2002

Class A Shares	Shares	Amount	Shares	Amount

Capital stock sold	710,563	$8,098,103	369,977	$3,970,812
Capital stock issued from conversion of Class M to Class A	—	—	69,404	717,634
Capital stock issued upon reinvestment of dividends and distributions	—	—	—	—
Capital stock redeemed	(499,367)	(5,807,120)	(184,339)	(1,985,126)

Net increase	211,196	$2,290,983	255,042	$2,703,320

TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND		Authorized Shares — 60,000,000

	Period Ended June 30, 2003 (Unaudited)		Year Ended December 31, 2002

Investor Class Shares	Shares	Amount	Shares	Amount

Capital stock sold	2,666,361	$33,505,496	9,024,964	$128,692,175
Capital stock issued upon reinvestment of dividends and distributions	—	—	—	—
Capital stock redeemed	(3,094,089)	(39,281,159)	(10,989,664)	(157,227,353)

Net decrease	(427,728)	$(5,775,663)	(1,964,700)	$(28,535,178)

ÙOn	May 1, 2003, the name of the Fund changed from the Transamerica Premier Aggressive Growth Fund to Transamerica Premier Focus Fund.

page	43	TRANSAMERICA PREMIER FUNDS	2003 SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

June 30, 2003 (Unaudited)

TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND

	Period Ended June 30, 2003 (Unaudited)		Year Ended December 31, 2002

Class A Shares	Shares	Amount	Shares	Amount

Capital stock sold	456,968	$6,110,283	305,000	$4,169,084
Capital stock issued from conversion of Class M to Class A	—	—	57,350	755,294
Capital stock issued upon reinvestment of dividends and distributions	—	—	—	—
Capital stock redeemed	(262,296)	(3,593,606)	(170,130)	(2,282,813)

Net increase	194,672	$2,516,677	192,220	$2,641,565

TRANSAMERICA PREMIER BALANCED FUND		Authorized Shares — 60,000,000

	Period Ended June 30, 2003 (Unaudited)		Year Ended December 31, 2002

Investor Class Shares	Shares	Amount	Shares	Amount

Capital stock sold	1,347,759	$22,382,571	3,124,219	$56,101,197
Capital stock issued upon reinvestment of dividends and distributions	—	—	166,242	2,750,012
Capital stock redeemed	(718,264)	(11,922,382)	(3,074,986)	(54,199,237)

Net increase (decrease)	629,495	$10,460,189	215,475	$4,651,972

TRANSAMERICA PREMIER BALANCED FUND

	Period Ended June 30, 2003 (Unaudited)		Year Ended December 31, 2002

Class A Shares	Shares	Amount	Shares	Amount

Capital stock sold	291,201	$4,919,422	559,521	$9,752,813
Capital stock issued from conversion of Class M to Class A	—	—	28,046	470,048
Capital stock issued upon reinvestment of dividends and distributions	—	—	8,923	147,144
Capital stock redeemed	(125,853)	(2,156,113)	(146,095)	(2,486,993)

Net increase	165,348	$2,763,309	450,395	$7,883,012

TRANSAMERICA PREMIER BOND FUND		Authorized Shares — 60,000,000

	Period Ended June 30, 2003 (Unaudited)		Year Ended December 31, 2002

Investor Class Shares	Shares	Amount	Shares	Amount

Capital stock sold	414,505	$3,841,490	2,299,019	$20,443,938
Capital stock issued upon reinvestment of dividends and distributions	50,341	464,427	144,278	1,323,695
Capital stock redeemed	(576,489)	(5,327,652)	(2,131,746)	(18,683,503)

Net increase (decrease)	(111,643)	$(1,021,735)	311,551	$3,084,130

TRANSAMERICA PREMIER BOND FUND

	Period Ended June 30, 2003 (Unaudited)		Year Ended December 31, 2002

Class A Shares	Shares	Amount	Shares	Amount

Capital stock sold	90,799	$841,288	716,878	$6,625,955
Capital stock issued from conversion of Class M to Class A	—	—	36,008	316,147
Capital stock issued upon reinvestment of dividends and distributions	9,773	90,603	17,688	161,192
Capital stock redeemed	(84,742)	(789,242)	(320,391)	(2,911,815)

Net increase	15,830	$142,649	450,183	$4,191,479

TRANSAMERICA PREMIER HIGH YIELD BOND FUND		Authorized Shares — 50,000,000

	Period Ended June 30, 2003 (Unaudited)		Year Ended December 31, 2002

Investor Class Shares	Shares	Amount	Shares	Amount

Capital stock sold	2,485,722	$18,057,714	2,894,670	$20,323,938
Capital stock issued upon reinvestment of dividends and distributions	43,712	320,674	49,510	355,945
Capital stock redeemed	(2,406,040)	(17,531,521)	(2,137,700)	(15,113,455)

Net increase	123,394	$846,867	806,480	$5,566,428

TRANSAMERICA PREMIER HIGH YIELD BOND FUND

	Period Ended June 30, 2003 (Unaudited)		Year Ended December 31, 2002

Institutional Class Shares	Shares	Amount	Shares	Amount

Capital stock sold	1,004,159	$7,267,683	1,396,182	$10,358,014
Capital stock issued upon reinvestment of dividends and distributions	651,729	4,730,744	1,380,636	9,985,789
Capital stock redeemed	(1,383,200)	(10,252,291)	(440,796)	(3,130,360)

Net increase	272,688	$1,746,136	2,336,022	$17,213,443

TRANSAMERICA PREMIER CASH RESERVE FUND		Authorized Shares — 510,000,000

	Period Ended June 30, 2003 (Unaudited)		Year Ended December 31, 2002

Investor Class Shares	Shares	Amount	Shares	Amount

Capital stock sold	20,437,827	$20,437.827	330,099,392	$330,099,392
Capital stock issued upon reinvestment of dividends and distributions	235,662	235,662	1,991,265	1,991,265
Capital stock redeemed	(22,561,891)	(22,561,891)	(352,698,788)	(352,698,788)

Net decrease	(1,888,402)	$(1,888,402)	(20,608,131)	$(20,608,131)

TRANSAMERICA PREMIER CASH RESERVE FUND

	Period Ended June 30, 2003 (Unaudited)		Year Ended December 31, 2002

Class A Shares	Shares	Amount	Shares	Amount

Capital stock sold	135,774	$135,774	2,495,647	$2,495,647
Capital stock issued from conversion of Class M to Class A	—	—	821,359	821,359
Capital stock issued upon reinvestment of dividends and distributions	3,121	3,121	21,924	21,924
Capital stock redeemed	(844,627)	(844,627)	(3,790,657)	(3,790,657)

Net decrease	(705,732)	$(705,732)	(451,727)	$(451,727)

TRANSAMERICA PREMIER FUNDS	2003 SEMI-ANNUAL REPORT	page	44

DIRECTORS AND OFFICERS

Responsibility for the management and supervision of the Company and its Funds rests with the Board. The Investment Adviser is subject to the direction of the Board.

The names of the directors and executive officers of the Company, their business addresses and their principal occupations during the past five years are listed below. Each of the officers listed below is an employee of an entity that provides services to the Funds. An asterisk (*) appears after the name of each director who is an interested person of the Company, as defined in the 1940 Act.

Name, Address & Age	Position Held with Transamerica Investors, Inc.	Term of Office and Length of Time Served	Number of Portfolios overseen in the complex	Principal Occupations During the Past 5 years	Other Directorships Held by Director

Gary U. Rollé* Transamerica Center 1150 S. Olive St. Los Angeles, CA 90015 Age 61	President and Chairman of the Board	Indefinite** President 1999 – present; Chairman since 2003	9	President and Chief Investment Officer, Transamerica Investment Management, LLC, 2000 – present; President and Chief Investment Officer, Transamerica Investment Services, 1967 – present	N/A

Sidney E. Harris Georgia State University 35 Broad Street, Suite 718 Atlanta, Georgia 30303 Age 53	Director	Indefinite** 1995 – present	9	Dean of Robinson College of Business, Georgia State University, 1997 – present.	The ServiceMaster Company (1994 –present) Total System Services, Inc. (2000 – present)

Charles C. Reed Aon Risk Services 707 Wilshire Blvd., Suite 6000 Los Angeles, CA 90017 Age 69	Director	Indefinite** 1995 – present	9	Vice Chairman of Aon Risk Services Inc. of Southern California (business risk management and insurance brokerage), 1994 – present.	N/A

Carl R. Terzian Carl Terzian Associates 12400 Wilshire Blvd, Suite 200 Los Angeles, CA 90025 Age 67	Director	Indefinite** 1995 – present	9	Chairman of Carl Terzian Associates (public relations), 1969 – present	National Mercantile Bancorp (holding company) and Mercantile National Bank (1998 – present) Electronic Clearing House, Inc. (2002 – present)

E. Lake Setzler* Transamerica Center 1150 South Olive Street Los Angeles, CA 90015 Age 36	Treasurer	Indefinite**	9	Vice President Controller, Transamerica Investment Management, LLC, 2000 –present; Chief Account Officer, Alta Residential Mortgage Trust, 1998 – 2000;	N/A

Ann Marie Swanson* Transamerica Center 1150 South Olive Street Los Angeles, CA 90015 Age 37	Secretary & Vice President	Indefinite** 2002 – present	9	Vice President Legal Counsel and Chief Compliance Officer, Transamerica Investment Management, LLC, 2001 –present; Vice President Assistant General Counsel, Deputy Counsel, Baring Asset Management, 2000 – 2001; Vice President Director of Risk Management and Compliance, The Boston Company Asset Management, LLC, 1996 – 2000	N/A

The directors are responsible for major decisions relating to the Funds’ objectives, policies and operations. Day-to-day decisions by the officers of the Funds are reviewed by the directors on a quarterly basis. During the interim between quarterly Board meetings, the Executive Committee is empowered to act when necessary for the Board of Directors. The sole member of the Executive Committee is Gary U. Rollé.

**Directors serve an indefinite term until his/her successor is elected.

page	45	TRANSAMERICA PREMIER FUNDS	2003 SEMI-	ANNUAL REPORT

This report is for the information of the shareholders of Transamerica Premier Funds. Its use in connection with any offering of the Funds’ shares is authorized only if accompanied or preceded by a current Transamerica Premier Funds prospectus that contains more complete investment information, including risks and expenses. Please read the the prospectus thoroughly before you invest.

Call 1-800-892-7587 for more information.

These Funds are neither insured nor guaranteed by the U.S. government. There can be no assurance that the Transamerica Premier Cash Reserve Fund will be able to maintain a stable net asset value of $1.00 per share.

©2001 Transamerica Securities Sales Corporation, Distributor

Transamerica Securities Sales Corporation, Distributor

1-800-89-ASK-US (1-800-892-7587)

http://transamericafunds.com

e-mail: PremierFunds@Transamerica.com

TPF 577-0803